As filed with the Securities and Exchange Commission on April 30, 1998


                                         REGISTRATION FILE NOS. 2-17226, 811-994



                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                  -------------

                                    FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933       [X]

                          PRE-EFFECTIVE AMENDMENT NO.                      [ ]


                         POST-EFFECTIVE AMENDMENT NO. 66                   [X]


                                     AND/OR

                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940                    [X]


                                AMENDMENT NO. 28                           [X]


                        (Check appropriate box or boxes)


                              THE BURNHAM FUND INC.
               (Exact name of registrant as specified in charter)

    1325 AVENUE OF THE AMERICAS, 17TH FLOOR
              NEW YORK, NEW YORK                                    10019
   (Address of Principal Executive Offices)                      (Zip Code)

                                 (800) 874-FUND
              (Registrant's Telephone Number, Including Area Code)

                                 JON M. BURNHAM
                     1325 AVENUE OF THE AMERICAS, 17TH FLOOR
                            NEW YORK, NEW YORK 10019
                     (Name and Address of Agent for Service)

                                    COPY TO:

                                PHILIP H. HARRIS
                      SKADDEN, ARPS, SLATE, MEAGHER & FLOM
                                919 THIRD AVENUE
                            NEW YORK, NEW YORK 10022

                 Approximate date of proposed public offering:

 It is proposed that this filing will become effective  (check  appropriate box)

  X  immediately upon filing pursuant to paragraph (b), or         on (date) pursuant to paragraph (b), or
----                                                          ----
     60 days after filing pursuant to paragraph (a)(1), or         on (date) pursuant to paragraph (a)(1)
----                                                          ----
     75 days after filing pursuant to paragraph (a)(2), or         on (date) pursuant to paragraph (a)(2) of Rule 485.
----                                                          ----

     REGISTRANT HAS REGISTERED AN INDEFINITE NUMBER OF ITS SHARES OF BENEFICIAL INTEREST PURSUANT TO RULE 24f-2 UNDER THE INVESTMENT COMPANY ACT OF 1940, AS
AMENDED, AND HAS FILED A RULE 24f-2 NOTICE WITH THE COMMISSION FOR ITS MOST RECENT FISCAL YEAR ENDED DECEMBER 31, 1997.

                              CROSS REFERENCE SHEET
                            (AS REQUIRED BY RULE 495)

FORM N-1A
ITEM NO.                                             LOCATION

PART A

Item 1.    Cover Page....................................     Cover Page

Item 2.    Synopsis......................................     Fee Table; Hypothetical Investment

Item 3.    Condensed Financial Information...............     Financial Highlights; Performance Information

Item 4.    General Description of Registrant.............     The Fund; The Fund's Investment Objectives and Policies;
                                                              Risk Factors; Organization of the Fund

Item 5.    Management of the Fund........................     Cover Page; The Fund; Management; Distribution;
                                                              Services for Shareholders

Item 5A.   Management's Discussion
           of Fund Performance...........................     Annual Report to Shareholders

Item 6.    Capital Stock and Other Securities............     Net Asset Value, Dividends, Capital Gains
                                                              Distributions and Taxes; Services for Shareholders;
                                                              Purchase of Shares; Alternative Purchase Arrangements

Item 7.    Purchase of Securities Being Offered..........     Cover Page; Purchase of Shares; Net Asset Value,
                                                              Dividends, Capital Gains Distributions and
                                                              Taxes; Alternative Purchase Arrangements;
                                                              Distribution; Services for Shareholders

Item 8.    Redemption or Repurchase......................     Redemption of Shares; Purchase of Shares; Alternative
                                                              Purchase Arrangements

Item 9.    Legal Proceedings.............................     Not Applicable

PART B

Item 10.   Cover Page....................................     Cover Page

Item 11.   Table of Contents.............................     Table of Contents

Item 12.   General Information and History...............     Not Applicable

Item 13.   Investment Objective and Policies.............     Investment Techniques; Investment Restrictions

Item 14.   Management of the Fund........................     Directors and Officers of the Fund

FORM N-1A
ITEM NO.                                             LOCATION

PART B

Item 15.   Control Persons and Principal
           Holders of Securities.........................     Directors and Officers of the Fund

Item 16.   Investment Advisory and
           Other Services................................     Investment Management and Other Services;
                                                              Services for Shareholders

Item 17.   Brokerage Allocation and
           Other Practices...............................     Portfolio Turnover and Brokerage

Item 18.   Capital Stock and Other Securities............     Purchase and Redemption of Shares

Item 19.   Purchase, Redemption and Pricing of
           Securities Being Offered......................     Cover Page; Purchase and Redemption of Shares;
                                                              Services for Shareholders; Net Asset Value,
                                                              Dividends, Capital Gains Distributions and Taxes

Item 20.   Tax Status....................................     Net Asset Value, Dividends, Capital Gains
                                                              Distributions and Taxes

Item 21.   Underwriters..................................     Portfolio Turnover and Brokerage

Item 22.   Calculations of Performance Data..............     Determination of Performance

Item 23.   Financial Statements..........................     Financial Statements

PART C

           Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Registration Statement.

                                    BURNHAM
                                     ----
                                     Fund


   THE BURNHAM FUND INC. (the "Fund") is a diversified, open-end management investment company whose principal investment objective is capital appreciation, mainly long-term. Income generally will be of lesser importance.

   The Fund offers alternative purchase arrangements that provide investors with the option of purchasing shares (i) subject to a front-end sales charge and a Rule 12b-1 plan distribution fee ("Class A shares"); (ii) subject to a contingent deferred sales charge ("CDSC") if held for less than six years, a Rule 12b-1 plan distribution fee and a service fee ("Class B shares"); or
   (iii) subject to a CDSC if held for less than one year, a Rule 12b-1 plan distribution fee and a service fee ("Class C shares"). The Fund's multi-class distribution system is described more fully under the headings "Alternative Purchase Arrangements", "Purchase of Shares - Terms of Purchase", "Redemption of Shares", and "Distribution - Distribution Plan and Use of Distribution and Service Fees".

   The purpose of offering different classes of shares is to provide investors with options so that each may choose a method of purchasing the Fund's shares most suited to his or her specific investment needs and preferences. The proceeds from the sales of the three classes of shares are jointly invested in the Fund's investment portfolio. Each class of shares represents an identical interest in the portfolio, except as to class-specific distribution related matters and any other matters relating only to a particular class. Each class of shares has identical voting, dividend, liquidation and other rights except as described in "Alternative Purchase Arrangements".

   Burnham Asset Management Corporation (the "Adviser"), an affiliate of Burnham Securities Inc. (the "Distributor"), the Fund's principal distributor, serves as the Fund's investment adviser.


   This Prospectus sets forth concisely the information you should know before investing in the Fund. You should read it and keep it for future reference. A Statement of Additional Information, dated April 30, 1998, has been filed with the Securities and Exchange Commission (the "Commission") and contains further information about the Fund. The Statement of Additional Information is hereby incorporated by reference into this Prospectus. You can obtain a copy without charge by contacting your account executive or certified financial planner at a dealer authorized to sell shares of the Fund or by calling or writing the Distributor at the telephone numbers and address as described in "Services for Shareholders".

================================================================================


   MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY BANK OR OTHER DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.


   THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                             BURNHAM Securities Inc.
                              PRINCIPAL DISTRIBUTOR
                    1325 Avenue of the Americas, 17th Floor,
                            New York, New York 10019

April 30, 1998

BURNHAM
----
 Fund

                                    Fee Table


                                                                  CLASS A    CLASS B   CLASS C
                                                                 ------------------------------
 Shareholder Transaction Expenses
 Maximum Front-end Sales Charge                                     5.00%(1)  None      None
 Maximum Front-end Sales Charge imposed on Reinvested Dividends     None      None      None
 Maximum Contingent Deferred Sales Charge                           None      5.00%(2)  1.00%(2)

 Annual Fund Operating Expenses
    (as a percentage of average net assets)

 Management Fees                                                    0.63%     0.63%     0.63%
 Distribution Fees(3)                                               0.25%     0.75%     0.75%
 Service Fees                                                       None      0.25%     0.25%
 Other Expenses (after expense reimbursement)                       0.42%     0.42%(4)  0.42%(4)
                                                                  ------    ------    ------
        Total Operating Expenses                                    1.30%     2.05%     2.05%(5)
                                                                  ======    ======    ======


(1) Class A shares have reduced initial sales charges for purchases in excess of $50,000. Certain purchases of Class A shares of $ 1 million or more are not subject to front-end sales charges, but a contingent deferred sales charge is imposed on the proceeds of such shares equal to 1% if the shares are redeemed within the first 12 months after the end of the calendar month of their purchase, and .5 of 1% if redeemed within the next 12 months. See "Purchase of Shares -- Initial Sales Charges (Class A Shares)".

(2) The contingent deferred sales charge on Class B shares declines from 5% during the first year to 0% in the sixth year after the date of purchase. Deferred sales charge on Class C shares applies only if a redemption of shares occurs within 12 months from the purchase date. See "Redemption of Shares".

(3) The National Association of Securities Dealers, Inc. (the "NASD") imposes a maximum limit on asset-based sales charges, which include distribution fees. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the NASD. See "Distribution -- Distribution Plan and Use of Distribution and Service Fees".


(4) The Adviser has voluntarily agreed to reimburse expenses of the Class B and Class C shares in order to limit expenses. The Adviser reserves the right to discontinue this policy at any time. The Adviser reimbursed Class C shares $386 in 1997.



(5) The expense information for Class B and Class C shares has been restated to reflect current fees that would have been applicable had they been in effect during the previous fiscal year. Had the Investment Adviser not agreed to reimburse Class B and Class C shares for expenses in excess of the expense limitation described under "Management", the ratios of expenses for the periods ended December 31, 1997 would have been 2.5% for Class C shares.


                             Hypothetical Investment


EXAMPLE                                               1 YEAR               3 YEARS              5 YEARS             10 YEARS
                                                  ----------------      ---------------     ---------------     ----------------
SHARE CLASS:                                      A      B       C      A      B      C     A      B      C     A      B      C
                                                  -      -       -      -      -      -     -      -      -     -      -      -
You would pay the following expenses
on a $1,000 investment, assuming
(1) Payment of the Maximum Sales Charge,
(2) a 5% annual return, and
(3) redemption of shares at the end of the period.
10 YEAR FIGURES FOR CLASS B ASSUME CONVERSION
TO CLASS A SHARES AFTER EIGHT YEARS              $63    $71    $31    $89   $94    $64   $117   $130   $110   $199   $219   $238

You would pay the following expenses
on the same $1,000 investment, assuming
(1) Payment  of the  Maximum  Sales  Charge,
(2) a 5%  annual  return,  and
(3) no redemptions at the end of the time period.
10 YEAR FIGURES FOR CLASS B SHARES ASSUME CONVERSION

TO CLASS A SHARES AFTER EIGHT YEARS              $63    $21    $21    $89    $64    $64   $117   $110   $110   $199   $219   $238


The purpose of the foregoing table is to assist you in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. The examples provided are intended to show the dollar amount of expenses that would be incurred over the indicated periods on a hypothetical $1,000 investment in the Fund, assuming a 5% annual return and assuming that the Fund's expenses continue at the rates shown in the table. However, the actual return on an investment in the Fund may be greater or less than 5%. The examples should not be considered as representative of past or future expenses; actual expenses may be greater or less than those shown.

                                                                         BURNHAM
                                                                          ----
                                                                          Fund

                              Financial Highlights



   The following table shows, on a per share basis, the changes in net asset value, total return and ratios/supplementary data of the Class A shares for each of the ten years in the period ended December 31, 1997, and for the Class B and Class C shares for the period October 18, 1993 (inception date) through December 31, 1993, and years ended December 31, 1994, 1995, 1996 and 1997, and may be used to trace the performance of the shares of the Fund. Further information regarding the Fund's performance is contained in the Fund's Annual Report to Shareholders which may be obtained upon request and without charge.



   The  information  for each of the ten years in the period ended  December 31,
1997  was  audited  by  Coopers  &  Lybrand  L.L.P.,   the  Fund's   independent
accountants.(1)



                                                                 Class A Shares
                           ----------------------------------------------------------------------------------------------
Year ended December 31,     1997    1996      1995      1994      1993      1992      1991      1990      1989(3)   1988
                           ------  -------  --------  --------  --------  --------  --------  ---------  -------  --------

NET ASSET VALUE,
    Beginning of Year      $25.65   $23.19    $19.88    $21.86    $21.95    $22.16    $20.01    $23.62    $20.89    $19.58
Income from Investment
  Operations
Net Investment Income        0.45     0.51      0.71      0.75      0.81      0.88      1.07      1.19      1.25      0.19
Net Gains or Losses on
Securities (both realized
    and unrealized)          5.54     3.36      3.91     (1.15)     1.11      0.69      2.36     (1.62)     3.23      1.09
                           ---------------------------------------------------------------------------------------------------
Total from Investment
    Operations               5.99     3.87      4.62     (0.40)     1.92      1.57      3.43     (0.43)     4.48      2.28

LESS DISTRIBUTIONS
Dividends (from net
    investment income)      (0.44)   (0.55)    (0.75)    (0.87)    (0.90)    (1.12)    (1.06)    (1.24)    (1.25)    (0.75)
Distributions (from
    capital gains)          (1.16)   (0.86)    (0.56)    (0.71)    (1.11)    (0.66)    (0.22)    (1.94)    (0.50)    (0.22)
                            ---------------------------------------------------------------------------------------------------
    Total Distributions     (1.60)   (1.41)    (1.31)    (1.58)    (2.01)    (1.78)    (1.28)    (3.18)    (1.75)    (0.97)
                            ---------------------------------------------------------------------------------------------------

Net Asset Value, End of Year $30.04 $25.65    $23.19    $19.88    $21.86    $21.95    $22.16    $20.01    $23.62    $20.89
                            ===================================================================================================
Total Return(2)               24.74% 17.60%    24.45%    (1.77%)    9.35%     7.70%    17.98%    (1.76%)   22.75%    11.89%
                              ---------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net Assets (in $millions),
    End of Year              136.4  117.4     112.0     101.8     118.5     117.2     125.4     123.7     161.3     184.7
Ratio of Expenses (net)
    to Average Net Assets      1.1%   1.3%      1.5%      1.5%      1.5%      1.2%      1.1%      1.2%      1.2%      1.1%
Ratio of Net Income to
    Average Net Assets         1.6%   2.1%      3.3%      3.7%      3.7%      4.1%      5.0%      5.6%      5.3%      5.6%
Average Commission Rate(5)    $0.0749 $0.0726      --        --        --        --        --        --        --        --
Portfolio Turnover Rate       59.4%  61.5%     78.3%     87.9%     54.1%     68.5%    120.8%    107.4%     92.5%     94.4%

                                                     Class B                                             Class C
                                                      Shares                                              Shares
                             ------------------------------------------------------  ---------------------------------------------
Year ended December 31,        1997       1996       1995       1994    1993*`DD'   1997    1996       1995      1994  1993*`DD'
                             ---------  ---------  ----------  ------   -----------   -----  ------     ------    ------ ---------
NET ASSET VALUE,
    Beginning of Year         $26.31      $23.45    $19.94     $21.84     $22.17     $25.69  $23.10     $19.89     $21.87  $22.17
Income from Investment
Operations
Net Investment Income           0.13        0.21      0.41       0.49       0.13       0.13    0.29       0.54       0.72    0.15
Net Gains or Losses on
Securities (both realized
    and unrealized)            5.75         3.69      4.10      (1.04)     (0.46)      5.62    3.37       3.91      (1.15)  (0.45)
                             ------------------------------------------------------------------------------------------------------
Total from Investment
    Operations                 5.88         3.90      4.51      (0.55)     (0.33)      5.75    3.66       4.45      (0.43)  (0.30)

LESS DISTRIBUTIONS
Dividends (from net
    investment income)        (0.28)       (0.18)    (0.44)     (0.64)       -0-      (0.19)  (0.21)     (0.68)     (0.84)    -0-
Distributions (from
    capital gains)            (1.16)       (0.86)    (0.56)     (0.71)       -0-      (1.16)  (0.86)     (0.56)     (0.71)    -0-
                             -----------------------------------------------------------------------------------------------------

    Total Distributions       (1.44)       (1.04)    (1.00)     (1.35)       -0-      (1.35)  (1.07)     (1.24)     (1.55)    -0-
                             -----------------------------------------------------------------------------------------------------

Net Asset Value, End of Year $30.75       $26.31    $23.45     $19.94     $21.84     $30.09  $25.69     $23.10     $19.89  $21.87
                             =====================================================================================================
Total Return(2)               23.60%       17.34%    23.54%     (2.52%)    (1.49%)    23.59%  16.56%     23.51%     (1.95%) (1.35%)
                             ------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
Net Assets (in $millions),
    End of Year                1.6          1.0       0.6        0.3        0.2        0.1     0.00**     0.0**      0.0**   0.0**
Ratio of Expenses (net)
    to Average Net Assets(4)   2.0%         2.1%      2.2%       2.3%       2.2%`D'    2.0%    2.2%       2.3%       1.5%    1.5%`D'
Ratio of Net Income to
    Average Net Assets         0.7%         1.3%      2.5%       2.9%       3.9%`D'    0.5%    1.2%       2.5%       3.6%    3.5%`D'
Average Commission Rate(5)    $0.0749      $0.0726     --         --         --       $0.0749 $0.0726      --          --      --
Portfolio Turnover Rate       59.4%        61.5%     78.3%      87.9%      54.1%      59.4%   61.5%      78.3%      87.9%   54.1%


* The Fund commenced offering Class B shares and Class C shares on October 18, 1993. `D' Annualized. `DD' Based on average shares outstanding. ** Less than $100,000 of net assets.
(1) The information for each of the last five years has been audited by Coopers & Lybrand L.L.P., whose unqualified report thereon is included in the Fund's Annual Report to Shareholders, which is incorporated by reference into the Statement of Additional Information. The remaining figures, which have also been audited, are not covered by the accountants' current report.
(2) Total return does not reflect the maximum initial sales charge on Class A shares.

(3) At the close of business on September 6, 1989, the management of the Fund was assumed by Burnham Asset Management Corporation, see "Management".


(4) Had the Investment Adviser not agreed to reimburse Class B and Class C shares for expenses in excess of the expense limitation, the ratios of expenses for the periods ended December 31, 1997, 1996, 1995 and 1994 would have been 2.1%, 2.5% and 2.5% for Class B shares, and 2.5%, 2.5%, 2.5% and 2.5% for Class C shares, respectively.



(5)  Disclosure effective for fiscal year 1996 and all periods thereafter.

BURNHAM
 ----
 Fund


                                    The Fund

   The Burnham Fund Inc. is an open-end, diversified management investment company. The Fund's shares are sold on a continuous basis and the Fund invests the proceeds from the sale of its shares in a portfolio of securities. This permits the Fund's shareholders to combine their investments in a professionally managed portfolio consisting of many different securities. Set forth below is information concerning the investment objectives and policies of the Fund and the alternative arrangements for purchases and redemptions based on the three classes of shares currently offered by the Fund. The shares of each class of shares offered by the Fund represent interests in the same underlying portfolio of securities.

                              The Fund's Investment
                             Objectives and Policies

INVESTMENT OBJECTIVES. The Fund's principal investment objective is capital appreciation, mainly long-term. Income generally will be of lesser importance. The Fund may invest in securities without regard to income when, in the judgment of the Adviser, such investments have a greater potential for growth. The Fund may invest in income-producing securities without limitation if, in the judgment of the Adviser, market or general economic conditions warrant greater emphasis on income either as a temporary defensive position or because the Adviser determines that, for a given period of time, greater overall growth may be realized through investment in income-producing securities. There can be no assurance that the Fund's investment objectives will be achieved.


INVESTMENT POLICIES. The Fund's investments normally will consist of common stock or convertible securities, including convertible preferred stock and convertible debentures, and readily marketable securities such as rights and warrants which derive their value from common stock. However, when the Adviser determines that a temporary defensive position is warranted or that greater overall growth may be realized through investment in income-producing securities, it may invest without limitation in fixed income securities. The Fund seeks to achieve its income objective by investing in various income producing securities including, but not limited to, dividend paying equity securities and fixed income securities. The portion of the Fund invested from time to time in equity securities, fixed income securities and money market securities will vary depending on market conditions, and there may be extended periods of time when the Fund is primarily invested in one of them. In addition, the amount of income generated from the Fund will fluctuate depending on, among other things, the composition of the Fund's holdings and the level of interest and dividend income paid on those holdings. Investments in common stocks in general are subject to market risks that may cause their prices to fluctuate over time. Therefore, an investment in the Fund may be more suitable for long-term investors who can bear the risk of these fluctuations. For temporary defensive purposes, the Fund may also invest in cash items. The Fund will not concentrate more than 25% of the value of its total assets in any one industry. As a diversified fund, it will invest at least 75% of its total assets in cash, cash items and government securities and in other securities which represent an investment of no more than 5% of the value of the Fund's total assets in any one issuer.


   The Fund's investment objectives and policies are fundamental and may not be changed without approval of the holders of a majority of the Fund's outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), as the lesser of either (i) 67% or more of the Fund's voting securities present at a meeting of shareholders if the holders of more than 50% of the Fund's outstanding voting securities are present or represented by proxy, or (ii) more than 50% of the Fund's outstanding voting securities.


   In addition to common stocks and other securities referred to in "Investment Policies" herein, the Fund may make the following investments. For additional

                                                                         BURNHAM
                                                                          ----
                                                                          Fund

information on the following investments and on other types of investments which the Fund may make, see the Statement of Additional Information.


ILLIQUID SECURITIES. The Fund may invest up to 10% of its total assets in illiquid securities, which are securities that cannot be expected to be sold within seven days at approximately the price at which they are valued. Due to the absence of an active trading market, the Fund may experience difficulty in valuing or disposing of illiquid securities. The Adviser will monitor the liquidity of the securities, under supervision of the Board of Directors of the Fund. Securities that have legal or contractual restrictions on resale but have a readily available market are not deemed illiquid for purposes of this limitation.


RESTRICTED SECURITIES AND RULE 144A SECURITIES. The Fund may invest in restricted securities and Rule 144A securities. Restricted securities cannot be sold to the public without registration under the Securities Act of 1933 (the "1933 Act"). Unless registered for sale, these securities can be sold only in privately negotiated transactions or pursuant to an exemption from registration. Restricted securities are generally illiquid. Rule 144A securities, although not registered, may be resold to qualified institutional buyers in accordance with Rule 144A under the 1933 Act. The Adviser, acting pursuant to guidelines established by the Board of Directors, may determine that some restricted securities are liquid.


FOREIGN SECURITIES. The Fund may invest up to 15% of the value of its total assets in foreign securities. Foreign securities are those of issuers organized and doing business principally outside the United States, including non-U.S. governments, their agencies and instrumentalities. The 15% limitation does not apply to foreign securities that are denominated in U.S. dollars, including American Depository Receipts ("ADRs"). Investments in foreign securities may be subject, among other things, to adverse or unfavorable changes resulting from changed economic or monetary policies in this country or abroad, or changed conditions in dealings between nations. Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations. In addition, foreign markets may be less liquid or more volatile than U.S. markets and may offer less protection to investors.


OPTIONS CONTRACTS. The Fund may write covered call options, buy put options, buy call options and write put options, without limitation except as noted in this paragraph. Such options may relate to particular securities or to various indexes and may or may not be listed on a national securities exchange and issued by the Options Clearing Corporation. The Fund may invest up to 4% of the value of its net assets in such instruments.


   Options trading is a highly specialized activity which entails greater than ordinary investment risks. A call option for a particular security gives the purchaser of the option the right to buy, and the writer the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligations under the option contract. A put option for a particular security gives the purchaser the right to sell the underlying security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security. In contrast to an option on a particular security, an option on an index provides the holder with the right to make or receive a cash settlement upon exercise of the option. The amount of this settlement will be equal to the difference between the closing price of the index at the time of exercise and the exercise price of the option expressed in dollars, times a specified multiple. Transactions in option contracts generally involve short-term trading that may cause higher than usual portfolio turnover rates.


REPURCHASE AGREEMENTS. In a repurchase agreement, the Fund buys a security from a Federal Reserve

BURNHAM
 ----
 Fund

member bank and simultaneously agrees to sell back such security at a higher price, at a specified date, usually less than a week later. The underlying securities must fall within the Fund's investment policies and limitations. The use of repurchase agreements involves certain risks. For example, in the event a seller of securities under a repurchase agreement defaults on its repurchase obligation, the Fund might suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If the seller becomes the subject of bankruptcy proceedings, the Fund might be delayed or incur additional costs in selling the collateral. To minimize these risks, the Fund requires continual maintenance of collateral with the Custodian in an amount equal to, or in excess of, the market value of the securities which are the subject of a repurchase agreement plus any accrued interest. The Fund may invest temporarily up to 5% of its total assets in repurchase agreements.


                        Year 2000 Update

   The Fund's operations depend on the seamless functioning of computer systems in the financial services industry, including those of the Adviser, the Custodian, Fund Accounting Agent and the Transfer Agent. The failure of Computer Systems to properly process date-related information after December 31, 1999 because of the method by which dates are encoded could adversely affect the handling of Securities trades, pricing and account servicing for the Fund. The Adviser has made year 2000 Compliance a high priority and is taking steps that it believes are reasonably designed to address Year 2000 issues with respect to its computer systems. The Adviser also has been informed that comparable steps are being taken by the Fund's other major service providers. The Adviser does not currently anticipate that the Year 2000 issues will have a material impact on its ability to fulfill its duties as investment adviser to the Fund.


                        Alternative Purchase
                            Arrangements

   The Fund offers Class A, Class B and Class C shares to all investors. Class A shares are sold with an initial sales charge that declines for larger orders. Purchases of $1 million or more of Class A shares are sold without an initial sales charge but are subject to a contingent deferred sales charge if held for less than two years. Class B shares are sold without an initial sales charge but are subject to a CDSC if held for less than six years. Class B shares are available to investors purchasing less than $250,000 in the aggregate. Class C shares are sold without an initial sales charge but are subject to a CDSC if held for less than one year. Class C shares are available for investors purchasing less than $1 million in the aggregate. Each class is described below in greater detail. The different classes of the Fund provide the investor with alternative purchase methods of acquiring shares and the investor should determine which class is best suited to his specific needs and preferences.

   Dealers may be compensated at different rates for selling Class A, Class B or Class C shares.

CLASS A SHARES. Class A shares are sold at net asset value plus a sales charge of up to 5% at the time of purchase. This initial sales charge may be reduced or waived for certain purchases (see "Purchase of Shares"). Class A shares are subject to a distribution fee at an annual rate of 0.25% of the average daily net asset value of the Class A shares.


CLASS B SHARES. Class B shares are sold at net asset value without a sales charge at the time of purchase. If shares are redeemed within six years from their date of purchase, the investor will be subject to a CDSC up to a maximum of 5% of the net asset value of such shares at the time of purchase or the net asset value of such shares at the time of redemption, whichever is lower (see "Class B Shares Purchases"). Class B shares are only available to investors who purchase less than $250,000. Class B shares are subject to a distribution fee and a service fee of 0.75% and 0.25% per annum, respectively, of the average daily net asset value of the Class B shares. Class B shares will automatically convert to Class A shares of the Fund eight years after the end of the calendar month in which the purchase order was accepted, on the basis of the relative net asset values of the two classes, subject to the terms described under "Conversion of Class B shares".

CLASS C SHARES. Class C shares are sold at net asset value without an initial sales charge. If shares are redeemed within 12 months from their date of purchase, the investor will be subject to a CDSC of 1% of the net asset value of such shares at the time of purchase or the net asset value of such shares at the time of redemption, whichever is lower. Class C shares are only available to investors purchasing less than $1,000,000. Class C shares are subject to a distribution fee and a service fee of 0.75% and 0.25% per annum, respectively, of the average daily net asset value of the Class C shares.

   The alternative purchase arrangements permit an investor to choose the method of purchasing shares that is most beneficial given the length of time the investor may expect to hold the shares, the investor's

                                                                         BURNHAM
                                                                          ----
                                                                          Fund

expected overall level of investment in the Fund and other circumstances. Investors should consider whether during the anticipated life of their investment in the Fund the accumulated distribution and service fees attributable to Class B and Class C shares would be less than the initial sales charge and accumulated distribution fees of Class A shares if purchased at the same time. The prospective investor should consider these fees plus the applicable sales charge alternatives in choosing the method of purchasing shares. The tables under the captions "Fee Table" and "Hypothetical Investment" set forth examples of the fees and expenses applicable to each class of shares.


   Class A shares are subject to lower ongoing distribution fees and, to the extent that dividends are paid, will have greater per share dividends than Class B and Class C shares, which have higher ongoing expenses. The deduction of an initial sales charge at the time of purchase of Class A shares, however, will result in the investor not having all of his funds invested initially, and the investor will own fewer shares initially than if Class B or Class C shares were purchased. Certain investors may determine that it would be advantageous to purchase Class B and Class C shares in order to have all their funds invested initially, although remaining subject to higher ongoing expenses. Class A shares with an initial sales charge may be more desirable for investors who qualify for significantly reduced sales charges or who expect to hold their investments for an extended period of time.


   The proceeds from sales of the three classes of shares are jointly invested in the same portfolio of investments of the Fund. The classes have identical voting, dividend, liquidation and other rights, except (1) the amount of sales charges and the amount and type of fees permitted by the different distribution and service plans; (2) voting rights on matters concerning Rule 12b-1 plans, related service agreements and any other miscellaneous matters relevant only to a particular class, as opposed to the Fund generally; (3) each class of shares bears any expenses that the Fund's Board of Directors (the "Board" or "Board of Directors") determines should be allocated or charged on a class basis; (4) the designation of such classes; (5) the fact that a class may have a conversion feature; and (6) different exchange privileges for different classes.

   For further information regarding the Rule 12b-1 distribution plans of the respective classes, reference is hereby made to "Distribution - Distribution Plan".

                                  Risk Factors

   There are two types of risk generally associated with owning equity securities: market risk and financial risk. Market risk is the risk associated with the movement of the stock market in general. Financial risk is associated with the financial condition and profitability of the underlying company. Smaller capitalization companies may experience higher growth rates and higher failure rates than do larger capitalization companies. The trading volume of securities of smaller capitalization companies is normally less than that of larger capitalization companies and, therefore, may disproportionately affect their market price, tending to make them rise more in response to buying demand and fall more in response to selling pressure than is the case with larger capitalization companies.

   There are two types of risk associated with owning debt securities: interest rate risk and credit risk. Interest rate risk relates to fluctuations in market value arising from changes in interest rates. If interest rates rise, the value of debt securities will normally decline and if interest rates fall, the value of debt securities will normally increase. All debt securities, including U.S. Government securities, which are generally considered to be the most creditworthy of all debt obligations, are subject to interest rate risk. Securities with longer maturities generally will have a more pronounced reaction to interest rate changes than shorter term securities.

   Credit risk relates to the ability of the issuer to make periodic interest payments and ultimately repay principal at maturity. Bonds rated Baa3 by Moody's Investors Services Inc. ("Moody's") or

BURNHAM
 ----
 Fund

BBB- by Standard & Poor's Corporation ("S&P"), are described by those rating agencies as having speculative elements. If a debt security is rated below investment grade by one rating agency and as investment grade by a different rating agency, the Adviser will make a determination as to the debt security's investment grade quality. The Adviser currently has no pre-set limits as to the percentage of the Fund's portfolio which may be invested in equity securities, debt securities (including "junk bonds" as described below), or cash equivalents. The Adviser's opinions are based upon analysis and research, taking into account, among other factors, the relationship of book value to market value of the securities, cash flow and multiples of earnings of comparable securities.

   Debt securities in which the Fund invests (such as corporate and U.S. government bonds, debentures and notes) may or may not be rated by rating agencies such as Moody's or S&P, and, if rated, such rating may range from the very highest to the very lowest, currently C for Moody's and D for S&P. Medium and lower-rated debt securities in which the Fund expects to invest are commonly known as "junk bonds". The Fund may be subject to investment risks as to these unrated or lower rated securities that are greater in some respects than the investment risks incurred by a fund which invests only in securities rated in higher categories. In addition, the secondary market for such securities may be less liquid and market quotations less readily available than higher rated securities, thereby increasing the degree to which judgment plays a role in valuing such securities. The general policy of the Fund is to invest in debt securities, including junk bonds, for the same reasons as investments in equities. Consequently, the Adviser's own analysis of a debt instrument exercises a greater influence over the investment decision than the stated coupon rate or credit rating. Although such debt securities may pose a greater risk than higher rated debt securities of loss of principal, the debt securities of reorganizing or restructuring companies typically rank senior to the equity securities of such companies. See "Investment Techniques - Medium to Lower Rated Corporate Debt Securities" in the Statement of Additional Information.

   The Fund is authorized to lend portfolio securities, borrow money from banks as a temporary measure for extraordinary or emergency purposes in an amount not to exceed 10% of the value of the Fund's total assets, and pledge up to 15% of the value of its total assets to secure such borrowings. The Fund has no current intention to engage in such activities to an extent exceeding 5% of the value of the Fund's total assets.



   Investors are advised to read the Statement of Additional Information for a more complete description of the securities in which the Fund invests and their risks.

                       Net Asset Value, Dividends, Capital
                         Gains Distributions and Taxes

NET ASSET VALUE. The Fund's net asset value per share is calculated separately for each class of shares once daily as of the close of trading on the New York Stock Exchange (the "NYSE") (excluding days on which the NYSE is closed). In general, the net asset value per share is determined by adding the current value of the Fund's portfolio securities and all other assets, subtracting its liabilities, and dividing the remainder by the number of the Fund's outstanding shares. The total of such liabilities allocated to a particular class, plus that class' distribution fee and any other expenses specifically allocated to that class are then deducted from the class' proportionate interest in the Fund's assets, and the resulting amount for each class is divided by the number of shares of that class outstanding to produce the "net asset value" per share. Because of certain expenses attributable only to Class B and Class C shares, e.g., a higher distribution fee, a service fee, and certain class-specific expenses that may exceed those allocated to the other classes (see "Alternative Purchase Arrangements"), the net income attributable to and the dividends payable on

                                                                         BURNHAM
                                                                          ----
                                                                          Fund

Class B and Class C shares will be lower than the net income attributable to and the dividends payable on Class A shares. For additional information regarding the computation of net asset value, see "Net Asset Value, Dividends, Capital Gains Distributions and Taxes -- Net Asset Value" in the Statement of Additional Information.

   Portfolio securities are valued at market value if quotations are available, at fair value as determined in good faith by the Board of Directors if quotations are not readily available or circumstances otherwise warrant, or in some cases at cost.

DIVIDENDS. In addition to any increase in the value of shares as a result of increases in the value of the Fund's investments, the Fund may earn income in the form of dividends and interest on its investments. It is the Fund's policy to distribute substantially all of this income, less expenses, to its shareholders quarterly. Unless cash dividends are requested by shareholders, dividends are automatically reinvested in additional shares of the same class of shares at net asset value on the ex-dividend date.

CAPITAL GAINS DISTRIBUTIONS. Capital gains or losses are the result of the Fund's sales of its portfolio securities at prices that are higher or lower than the prices paid by the Fund for such securities. Generally, total profits from such sales, less losses, represent net capital gain. The Fund distributes net capital gains, if any, to shareholders annually. Unless cash distributions are requested by shareholders, capital gains distributions are automatically reinvested in additional shares of the same class of shares at net asset value on the ex-dividend date.


   TAXES. The Fund has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Accordingly, no Federal income or excise taxes will be payable by the Fund so long as it annually distributes substantially all of its investment company taxable income and net capital gains. For Federal income tax purposes, the Fund's distributions of net investment income and short-term capital gains are treated in the hands of the shareholders as ordinary income, and distributions of long-term capital gains are treated as long-term capital gains, whether paid in cash or reinvested in additional Fund shares. The Fund will annually mail to each shareholder a statement that sets forth such shareholders proportionate share of long-term capital gains and losses and short- term capital gains and losses. Tax-exempt shareholders will not be required to pay tax on amounts distributed to them unless the purchase of their shares is debt-financed. A dividend declared by the Fund in October, November or December of any calendar year (but not distributed in that year), payable to shareholders of record on a specified date in such a month, will be deemed to have been received by the shareholders on December 31 of such calendar year provided that the dividend is actually paid by the Fund during January of the following year. Ordinary income distributions may be eligible in part for the 70% dividends received deduction for corporate shareholders. Any loss with respect to shares that were held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gains distributions received from the Fund with respect to such shares. Distributions and the proceeds of redemptions may in certain limited circumstances be subject to backup withholding at the rate of 31%. For a fuller description of tax consequences to shareholders, see "Net Asset Value, Dividends, Capital Gains Distributions and Taxes - Taxation of Shareholders" in the Statement of Additional Information.


                               Purchase of Shares



   TERMS  OF  PURCHASE.  The  Fund's  shares  are  sold on a  continuous  basis.
Investors in all three classes of shares may open an account by making an initial investment of $1,000. Subsequent investments of at least $250 may be made. The minimum in each instance is waived for all types of individual retirement accounts ("IRA's"). There are no minimums for shares purchased under an Automatic Investment Plan. The Fund reserves the right to waive or change minimums or to decline any order to purchase its shares. Sales of all classes will be suspended during any period when the determination of the net asset value is suspended,

BURNHAM
 ----
 Fund

and may be suspended by the Board of Directors of the Fund whenever the Board judges it to be in the best interest of the Fund to do so. Share certificates will be issued only upon a shareholder's written request to the Fund. IRAs or other tax-qualified retirement plans approved by the Internal Revenue Service are available from the Fund or the Distributor.

   You may make purchases either through the Distributor or other participating dealers, or directly through the Fund's transfer agent, State Street Bank and Trust Company ("State Street"). Shares may be purchased on any day the NYSE is open for business. Shares are entitled to dividends beginning on the trade date, the day the purchase order is received.


   The Fund is available through the Charles Schwab & Co., Inc. Institutional Mutual Fund OneSource(R) program. In addition, the Fund is also available through the discount brokerage firms no-transaction fee ("NTF") programs. Generally, these programs do not require customers to pay a transaction fee in connection with purchases or sales, except in certain circumstances. These and other organizations that have entered into agreements with the Fund or its agent may enter purchase orders on behalf of customers by phone, with payment to follow no later than the Fund's pricing on the following business day. Purchases may be made at net asset value provided such purchases are placed through a discount broker that maintains an omnibus account with the Fund and such purchases are made by the following: (1) investment advisors or financial planners who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services; and clients of such investment advisors or financial planners who place trades for their own accounts if the accounts are linked to the master accounts of such investment advisor or financial planner on the books and records of the broker or agent; (2) retirement and deferred compensation plans and trusts used to fund those plans, including but not limited to, those defined in section 401(a), 403(b) or 457 of the Internal Revenue Code and "rabbi trusts".


   Your check or money order should be forwarded to the Distributor or to your participating dealer. Orders received by the Distributor or participating dealers prior to the close of regular trading on the NYSE are confirmed at the public offering price determined on that day, provided that the order is received by the Distributor prior to the Distributor's close of business. Payment for Fund shares currently is due on the third business day after the trade date (the "settlement date"). Because the Distributor or your securities dealer will forward purchasers' funds on the settlement date, it may benefit from the temporary use of funds where payment is made to it prior to the settlement date. A confirmation statement of the purchase will be forwarded by the Fund to the shareholder.


TRANSFER AGENT. Shareholder Servicing Agent and Dividend Distributing Agent. State Street serves as the Fund's transfer agent, shareholder servicing agent and dividend distributing agent. State Street has delegated to Boston Financial Data Services, Inc. ("BFDS"), a 50% owned subsidiary, responsibility for the shareholder servicing and dividend distributing functions. You may contact BFDS for shareholder inquiries, toll free at 1-800-462-2392.



PURCHASES THROUGH STATE STREET. Send your purchase order (by means of the Fund's Application Form attached to this Prospectus) along with your check or money order payable to

--------------------------------------------------------------------------------
 "STATE STREET BANK AND TRUST COMPANY" TO THE BURNHAM FUND INC., [NAME OF CLASS], C/O STATE STREET BANK AND TRUST COMPANY, P.O. BOX 8505, BOSTON, MASSACHUSETTS 02266-8505.
--------------------------------------------------------------------------------

All purchases made by check should be in U.S. dollars and made payable to The Burnham Fund Inc. or State Street Bank and Trust Company. Third party checks which are payable to an existing shareholder of The Burnham Fund who is a natural person (as opposed to a corporation or partnership) and endorsed over to the Fund or State Street Bank and Trust Company will not be accepted. When purchases are made by check or periodic automatic investment, redemptions will not be allowed until the investment being redeemed has been in the account for fifteen (15) business days. Orders sent directly to State Street, with payment, will be executed at the offering price next determined after the order is accepted.



INITIAL SALES CHARGES (CLASS A SHARES). Class A shares are sold at an "Offering Price" (equal to net asset value plus the initial sales charge) applicable to purchases made at one time by a single purchaser, by an individual, his or her spouse and their children under age 21, or by a single trust account, based on the net

                                                                         BURNHAM
                                                                          ----
                                                                          Fund

asset value per share plus a maximum initial sales charge of 5% of the Offering Price, which declines to 0% of the Offering Price, depending upon the amount invested, as follows:


                                                          DEALER CONCESSION
                                         AS A % OF             AS A % OF             AS A % OF
                                      OFFERING PRICE           NET ASSET          OFFERING PRICE
                                         OF SHARES          VALUE OF SHARES          OF SHARES
AMOUNT INVESTED                          PURCHASED             PURCHASED            PURCHASED*
----------------------------------------------------------------------------------------------
Less than $50,000..........................5.00%                5.26%                 4.50%
$50,000 but less than $100,000.............4.50%                4.71%                 4.00%
$100,000 but less than $250,000............4.00%                4.17%                 3.50%
$250,000 but less than $500,000............3.00%                3.09%                 2.75%
$500,000 but less than $1,000,000..........2.00%                2.04%                 1.75%
$1,000,000 or more**.......................0.00%                0.00%                 0.00%

* The entire sales charge may be re-allowed to dealers who achieve certain levels of sales or who have rendered coordinated sales support efforts. Such dealers may be deemed to be "underwriters."
**See "Purchases of Class A Shares of $1 Million or More".

PURCHASES OF CLASS A SHARES OF $1 MILLION OR MORE. On purchases by a single purchaser aggregating $1 million or more, the investor will not pay an initial sales charge, and the distributor will pay authorized dealers an amount equal to 1% of the first $2 million of such purchases, plus .8 of 1% of the next $1 million, plus .40 of 1% on amount over $3 million. A CDSC will be imposed on the proceeds of the redemptions of shares purchased aggregating $ 1 million or more if they are redeemed within 24 months of the end of the calendar month of their purchase, in an amount equal to 1% if the redemption occurs within the first 12 months and equal to .50 of 1% if the redemption occurs within the next 12 months, of the lesser of (a) the net asset value of the shares at the time of purchase or (b) the net asset value of the shares at the time of redemption. The CDSC will be deducted from the redemption proceeds otherwise payable to the shareholders and will be retained by the Distributor.


WAIVERS OF SALES CHARGE (CLASS A SHARES). Class A shares may be purchased at net asset value, without an initial sales charge, by or on behalf of any officer, director, account executive or full-time employee (or a member of the immediate family of any such person) of the Fund, the Adviser or the Distributor, or any company affiliated with the Adviser or the Distributor, or by or on behalf of any employee (or a member of the immediate family of any employee) of any NASD member. Class A shares purchased by any employees' trusts, pension, profit-sharing or other employee benefit plan for employees of the Distributor and its affiliates or of any NASD member are sold at their net asset value, without an initial sales charge. The sales charge will also be waived for individuals purchasing Class A shares with the proceeds of distributions from tax-deferred savings plans and retirement plans such as a regular Individual Retirement Account ("IRA"), a ROTH IRA and a Simplified Employee Pension IRA ("SEP-IRA"). However, any such Class A shares redeemed within 90 days of purchase will be subject to a sales charge (payable upon redemption to the Distributor) at the rate otherwise applicable to purchases of the Class A shares on the lesser of the net asset value of such shares at the time of purchase or the net asset value of such shares at the time of redemption. The Fund may waive the initial sales charge with respect to Class A shares for shareholders of unaffiliated funds that charge a front-end sales charge upon redemption of the unaffiliated fund shares within 90 days of purchase upon proof (satisfactory to the Fund) of such purchase. In order to qualify for this option please contact the Distributor. The sales charge will be waived for purchases by trust companies and bank trust departments for funds over which they exercise exclusive discretionary investment authority and charge an account management fee and which are held in a fiduciary, agency, advisory, custodial or

BURNHAM
 ----
 Fund


similar capacity; and purchases by registered investment advisers for their clients for whom they charge an account management fee. No such sales charge will be imposed on any increase in net asset value, or on dividends or capital gain distributions, or on reinvestment of distributions in additional Class A shares. In determining whether the sales charge is payable, it will be deemed that the first Class A shares redeemed are those, if any, on which a sales charge was paid at the time of purchase, and that the remaining Class A shares are redeemed in the order in which they were purchased. Class B and Class C shares will not be sold to investors who qualify to purchase Class A shares at net asset value.


RIGHTS OF ACCUMULATION (CLASS A SHARES). The scale of reduced sales charges set forth above for purchases of Class A shares is applicable on a cumulative basis to qualifying purchases if the dollar amount thereof plus the value of the Class A shares then held of record by the purchaser is $50,000 or more. In such event, the sales charge on the Class A shares being purchased will be at the rate applicable to the aggregate amount in accordance with the scale set forth above. Although the Distributor's policy is to give investors the lowest commission rate possible under the sales charge structure, there can be no assurance that an investor will receive the rights of accumulation to which he may be entitled unless, at the time of placing his purchase order, the investor or the dealer through whom he has purchased his shares makes a request for the discount and gives the Distributor sufficient information to determine and confirm whether the purchase will qualify for the discount. The rights of accumulation may be amended or terminated at any time as to all purchases occurring thereafter.

LETTER OF INTENT (CLASS A SHARES). If you intend to purchase Class A shares valued at $50,000 or more during a 13-month period, you may make the purchase under a Letter of Intent so that the initial Class A shares you purchase qualify for the reduced sales charge applicable to the aggregate amount of your projected purchase. Your initial purchase must be at least 5% of the intended purchase. Purchases made within 90 days prior to the signing of the Letter of Intent may be included in such total amount and will be valued on the date of the Letter of Intent. The Letter of Intent will not be a binding obligation on either the purchaser or the Fund. During the period of the Letter of Intent, State Street will hold shares representing 3% of the intended purchase in escrow to provide payment of additional sales charges that may have to be paid if the Letter of Intent is reduced. These shares will be released upon completion of the intended investment. If the total Class A shares stated in the Letter of Intent are not purchased, a price adjustment is made, depending upon the actual amount invested within the period covered by the Letter of Intent, by a redemption of sufficient shares held in escrow for the account of the investor. A Letter of Intent can be amended: (a) during the 13-month period if the purchaser files an amended Letter of Intent with the same expiration date as the original; and (b) automatically after the end of the period, if the total purchases of Class A shares credited to the Letter of Intent qualify for an additional reduction in the sales charge. For more information concerning the Letter of Intent, see the Application Form or contact the Distributor.

REDUCED SALES CHARGES FOR GROUP PURCHASES AND EXISTING SHAREHOLDERS
GROUP PURCHASES (CLASS A SHARES). A reduced sales charge is available to employees (and partners) of the same employer as a group, provided that each participant makes the required initial minimum investment. The sales charge applicable to each participant of such a group will be determined in accordance with the table set forth below under "Reduced Sales Charges -- Class A Shares," based on the aggregate sales of Class A shares to, and shares holdings of, all members of the group. To be eligible for such reduced sales charges, all purchases must be pursuant to an employer or partnership-sanctioned plan meeting certain requirements: one such requirement is that the plan must be open to specified partners or employees of the employer and its subsidiaries, if any. Such plan may, but is not required to provide for payroll

[LOGO]                                                 GENERAL APPLICATION FORM

    THIS APPLICATION WILL NOT ESTABLISH AN IRA OR QUALIFIED RETIREMENT PLAN

Please use this form if you would like to purchase The Burnham Fund shares through Burnham Securities Inc. (The Burnham Fund's distributor) or through State Street Bank and Trust Company (The Burnham Fund's transfer agent). If you are a customer of another investment firm or financial intermediary, contact your account executive. FOR A REGULAR IRA, A ROTH IRA, A SEP IRA, A MONEY PURCHASE PENSION PLAN OR A PROFIT SHARING PLAN APPLICATION YOU CAN CALL BURNHAM SECURITIES INC. TOLL-FREE AT 1-800-874-FUND OR STATE STREET BANK AND TRUST COMPANY AT 1-800-462-2392.


  [ ] EXISTING ACCOUNT NUMBER ______________________________     [ ] NEW ACCOUNT

1. OPENING YOUR ACCOUNT

Be sure to consult the Fund's prospectus under "Purchase of Shares" for details regarding sales charges, Rights of Accumulation, Letters of Intent and minimum purchase requirements. Letters of intent may be submitted with this application or within 90 days of this initial purchase. If you are establishing a Letter of Intent (available for Class A Shares only) please check this box [ ].

  PURCHASE METHOD (Check one only)                                     [ ] CLASS A SHARES (FRONT-END SALES CHARGE)

   [ ] CLASS B SHARES (CONTINGENT DEFERRED SALES CHARGE)               [ ] CLASS C SHARES (LEVEL-CONTINGENT DEFERRED SALES CHARGE)

CHECK IS ENCLOSED FOR: $____________________________________  Minimum initial requirement is $1,000 (unless otherwise provided in the Prospectus). For Letter of Intent the minimum must equal 5% of the intended amount.
PLEASE MAKE YOUR CHECK PAYABLE TO "STATE STREET BANK AND TRUST COMPANY" AND MAIL  TO: P.O. BOX 8505, BOSTON, MA 02266-8505.
PLEASE INDICATE CLASS A, B OR C ON YOUR CHECK.

2. ACCOUNT REGISTRATION

[ ]  INDIVIDUAL     _____________________________________________________________________________________________________________
                                                      First Name, Middle Initial, Last Name

[ ]  JOINT OWNER(S) ______________________________________________________________________________________________________________
     (if Applicable)                                  First Name, Middle Initial, Last Name

                    ______________________________________________________________________________________________________________
    (if Applicable)                                   First  Name,  Middle  Initial,  Last  Name
                            JOINT TENANCY WITH RIGHTS OF  SURVIVORSHIP  WILL BE PRESUMED  UNLESS  OTHERWISE SPECIFIED.

     [ ] UGMA/UTMA     LIST ONLY ONE CUSTODIAN AND ONE MINOR PER ACCOUNT.  PROVIDE MINOR'S SOCIAL SECURITY NUMBER

         ________________________________________________________________________________________________________________________
                                                Custodian's First Name, Middle Initial, Last Name

         ________________________________________________________________________________________________________________________
                                                Minor's First Name, Middle Initial, Last Name

      [ ]  UNIFORM  GIFTS TO MINORS ACT    [ ] UNIFORM  TRANSFERS  TO MINORS ACT   UNDER THE STATE WHERE THE GIFT IS MADE:_______

                  ---------- - ------- - ----------           ----- - ---------------------
                  (Social Security Number)                    (Tax Identification Number)

 [ ]  CORPORATION, PARTNERSHIP, IF CORPORATION, A CERTIFIED COPY OF THE CORPORATE RESOLUTION MUST BE PROVIDED WITH THIS APPLICATION.
      OR OTHER ENTITY

                     ____________________________________________________________________________________________________________
                                                           (Print Exact Name of the Organization)






[LOGO]

     [ ] TRUST             IF A TRUST, A CERTIFIED COPY OF THE TRUST AGREEMENT MUST BE PROVIDED WITH THIS APPLICATION.

                           NAME OF  TRUST: ______________________________________________________________________________________

                           DATE OF TRUST INSTRUMENT (MO. - DAY - YR.): _____-_____-_____

                           NAME OF  TRUSTEE(S): _________________________________________________________________________________

                           FOR THE BENEFIT OF: __________________________________________________________________________________

3. MAILING ADDRESS

                                                              (       )
      ____________________________________________________     ________________________
      Street Address                                           Business Phone

                                                              (        )
      ____________________________________________________     ________________________
      City                       State      Zip Code           Home Phone

     [ ]  U.S. Citizen          [ ] Non-U.S. Citizen      [ ] U.S. Citzen Abroad (Country:______________________________________)

4. DIVIDENDS AND CAPITAL GAINS
   All distributions will be reinvested into the Fund unless you elect otherwise.

     [ ] REINVEST ALL INCOME  DIVIDENDS  AND CAPITAL  GAINS

     [ ] CASH PAYMENT FOR INCOME  DIVIDENDS AND CAPITAL GAINS

     [ ] REINVEST ONLY CAPITAL GAINS AND PAY INCOME DIVIDENDS IN CASH

              CASH  DISTRIBUTIONS WILL BE MAILED TO ADDRESS OF RECORD UNLESS YOU INDICATE OTHERWISE UNDER "PAYMENTS TO OTHERS".

5. DEALER/BROKER INFORMATION                                                 Please have your broker agent complete thr following:

         DEALER NAME:____________________________________________________________________________________________________________

         DEALER ADDRESS (BRANCH OFFICE):_________________________________________________________________________________________

         ______________________________________________________      ____________________________________________________________
         City, State, Zip           Dealer Branch Office #           Phone #

         ______________________________________________________      ____________________________________________________________
         Dealer Authorization Signature           REP #              Rep Last Name, First Name

         _______________________________________
         Dealer Code (If unknown, leave blank)

                                                                          [LOGO]
6. SHAREHOLDER ACCOUNT OPTIONS

  [ ] A. COMBINED PURCHASE AND RIGHTS OF ACCUMULATION (ROA)(CLASS A SHARES ONLY)
        Shares may be purchased at the offering price applicable to the total of
        (a) dollar amount then being purchased plus (b) the combined holdings (valued at their current offering price) of the purchaser, his or her spouse, their children under the age of 21 and certain others of shares of the Fund as stated in the Prospectus. In order for this cumulative quantity discount to be made available, the shareholder or his or her securities dealer must disclose the shareholder's total holdings in the Fund each time an order is placed.

        LIST THE RELATED ACCOUNT INFORMATION, EMPLOYER'S INFORMATION OR THE FUND ACCOUNT NUMBER(S) THAT YOU OR YOUR IMMEDIATE FAMILY
        ALREADY OWN:___________________________________________________________

  [ ] B. LETTER OF INTENT  (CLASS A SHARES ONLY)
        I agree to the statement of intention and escrow terms set forth under "Letter of Intent" in the Prospectus. Although I am not obligated to do so, it is my intention to make investments over a 13 month period in shares of The Burnham Fund Inc. which will equal or exceed:

         [ ]  $50,000          [ ]  $100,000         [ ]  $250,000         [ ]  $500,000         [ ] $1,000,000
         Purchases made within the last 90 days will be included.
         EXISTING ACCOUNT NUMBER(S)____________________________________________________________________________

   [ ]   C. NAV  PURCHASES (INCLUDE EMPLOYEE OR BROKER NUMBER OF PERSON THROUGH  WHOM  ELIGIBILITY IS CLAIMED)

        [ ] Check this box if you are an officer, director, account executive or full-time employee (or an immediate family member of any such person) of The Burnham Fund Inc., Burnham Asset Management Corporation, Burnham Securities Inc. or any affiliate thereof.

        [ ] Check this box if you are any  employee of an NASD member  firm.  If
        checked,     please     state     name    and     address     of    your
        employer:______________________________________________________________


   [ ]  D. AUTOMATIC  CASH  WITHDRAWAL  PLAN (FOR  ACCOUNTS OF $ 5,000 OR MORE)

        You are hereby authorized and instructed to send a check for $___________________________________________minimum $25)

        [ ] Monthly,  on approximately  the 20th day OR   [ ] Quarterly,  on approximately the 20th day of January, April, July and
                                                              October

         [ ]  CHECK THIS BOX and complete Section 7 "Payments to Others" ONLY IF your withdrawal check is to be made payable to person(s) other than registered owner.  PAYEE:_______________________________________________________________________

   [ ] E.     AUTOMATIC INVESTMENT PROGRAM
         [ ]  You are hereby authorized and instructed to draw on my bank account, on approximately
         THE [ ]  5TH OR   [ ]      15TH of the following Month:___________________________________ and be repeated
                                                                     ($50 monthly minimum)
         [ ] each month OR [ ] each quarter until further notice.



        * If the 5th or 15th of the month is not a business day, the withdrawal from your bank account will be made on the next business day. (The investment in the Fund will be made within 3 business days after each withdrawal).


        PLEASE COMPLETE BANK INFORMATION ON THE FOLLOWING PAGE IF YOU ARE PARTICIPATING IN THE AUTOMATIC INVESTMENT PROGRAM.

BANK INFORMATION: NOTE: YOUR BANK MUST BE A MEMBER OF NACHA (SEE "SERVICES FOR SHAREHOLDERS - AUTOMATIC INVESTMENT PROGRAM" IN THE PROSPECTUS). PLEASE CALL YOUR BANK IF YOU ARE UNSURE.

_______________________________________________________________________________
                          Bank Name and Branch Address

___________________________________   _________________________________________
City      State         Zip Code      Bank Transit Routing Number (ABA Number) *

* This nine digit-number used to identify your bank to the NACHA can be found on the lower left-hand corner of your bank check or deposit slip. If your account is with a Savings Bank or Credit Union, you must contact the institution to obtain their ABA Number.

TYPE OF BANK ACCOUNT:  (CHECK ONE)
[ ]  CHECKING ACCOUNT         [ ] NOW ACCOUNT/ MONEY MARKET DEPOSIT        [ ] SAVING ACCOUNT**
BANK ACCOUNT NUMBER:____________________ ** Passbook Savings accounts are NOT eligible.

7. PAYMENTS TO OTHERS      Complete if checks are to be made payable to someone
                                             other than the registered owner(s).

              [ ] DISTRIBUTION CHECKS          [ ] SYSTEMATIC WITHDRAWAL CHECKS

   MAKE CHECKS PAYABLE TO:

          ______________________________________________________________________
         (First Name)         (Middle Initial)              (Last Name)

          _____________________________________________________________________
         (Street Address)                            (Apt #)

          __________________________   ________________________________________
         (City)   (State) (Zip Code)  (Account Number, if applicable)

PLEASE MAKE PAYMENTS TO THE FOLLOWING BANK ACCOUNT:

         NAME OF DEPOSITOR (as it appears on Bank Records)_____________________

         BANK A/C NO.  (Attach a voided check)_________________________________

         SIGNATURE GUARANTEE (if required)_____________________________________

8. TAXPAYER INDENTIFICATION NUMBER/SIGNATURE(S)

IN ACCORDANCE WITH THE LAW, UNLESS THIS FORM IS COMPLETED AND SIGNED, YOUR ACCOUNT WILL BE SUBJECT TO A 31% BACKUP WITHHOLDING.

PART  1.  TAXPAYER IDENTIFICATION  NUMBER:

Please enter the taxpayer  identification number in the appropriate   area.  For
most  individual  taxpayers  this is the social  security number.


  -------- - ----- - ---------          -------- - ----- - ---------
    SOCIAL SECURITY NUMBER              TAXPAYER IDENTIFICATION NUMBER  (TIN)

PART 2. BACKUP  WITHHOLDING:            [ ] Check the box if you are not subject
to backup withholding because (1) you have not been notified that you are subject to backup withholding as a result to report all interest or dividends
(2) the Internal Revenue Service has notified you that you are no longer subject to backup withholding.

CERTIFICATION: Under penalties of perjury, I certify that the information provided on this form is true, correct and complete.

x
____________________________________________             _________________
SIGNATURE                                                DATE

                                                                         BURNHAM
                                                                          ----
                                                                          Fund

deductions, IRAs or investments pursuant to retirement plans under Section 401 or 408 of the Code.

   The Distributor may also offer a reduced sales charge for aggregating related fiduciary accounts under such conditions that the Distributor will realize economies of scale in its sales efforts and sales-related expenses.

   A qualified purchase is one that (i) relates to an investment in the Fund held for more than six months, (ii) is not made solely for the purpose of acquiring shares at a discount, and (iii) satisfies certain uniform criteria that enable the Distributor to realize economies of scale in its costs and expenses of the distribution of Fund shares. A qualified group must have more than 10 members, must make those members available for group meetings with representatives of the Fund and must agree to include sales materials and other materials relating to the Fund in its publications or other regular periodic communications to its members at no cost to the Distributor (other than its normal expenses associated with the production, printing and distribution of such materials).

   In order to obtain such reduced sales charge, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge. Approval of group purchases at a reduced sales charge is subject to the discretion of the Distributor.

EXISTING SHAREHOLDERS (CLASS A SHARES). The Board has determined until further notice that shareholders who purchased Class A shares before April 28, 1995 ("existing Class A shares") are subject to a reduced initial sales charge of up to 3% for Class A shares as follows.

Reduced Sales Charge Table -- Class A Shares
                                                                             DEALER CONCESSION OR
                                     AS A PERCENTAGE      AS A PERCENTAGE      AGENCY COMMISSION
                                    OF OFFERING PRICE   OF NET ASSET VALUE    AS A PERCENTAGE OF
    AMOUNT INVESTED                OF SHARES PURCHASED  OF SHARES PURCHASED     OFFERING PRICE*
-------------------------------------------------------------------------------------------------
    Less than $100,000                    3.00%                3.09%                 2.50%
    $100,000 but less than $250,000       2.75%                2.83%                 2.25%
    $250,000 but less than $500,000       2.25%                2.30%                 1.75%
    $500,000 but less than $1,000,000     1.75%                1.78%                 1.50%
    $1,000,000 or more                    0.00%                0.00%                 0.00%

      * The entire sales charge may be re-allowed to dealers who achieve certain levels of sales or who have rendered coordinated sales support efforts. Such dealers may be deemed to be "underwriters." The third column sets forth the dealer concession received by dealers other than the Distributor for selling Class A shares. The Distributor retains the balance of the initial sales charge.

CLASS B SHARES PURCHASES. Purchases of Class B shares will be processed at net asset value next determined after receipt of your purchase order for less than $250,000. Class B shares are not subject to an initial sales charge but may be subject to a CDSC upon redemption.

   If Class B shares of the Fund are redeemed within six years after the end of the calendar month in which a purchase order for Class B shares was accepted, a CDSC will be imposed by applying the appropriate percentage indicated below to the lesser of: (1) the net asset value of such shares at the time of purchase or
(2) the net asset value of such shares at the time of redemption. The CDSC will be deducted from the redemption proceeds otherwise payable to the shareholder and retained by the Distributor. The CDSC to be imposed on such share redemptions will be assessed according to the following schedule:

YEARS SINCE PURCHASE ORDER                             APPLICABLE CLASS B
OF LESS THAN $250,000                                  CONTINGENT DEFERRED
WAS ACCEPTED                                             SALES CHARGE
------------                                             ------------
Up to one year                                              5.00%
One year but less than two years                            4.00%
Two years but less than four  years                         3.00%
Four years but less than five years                         2.00%
Five years but less than six years                          1.00%
Six years or more                                           None

BURNHAM
 ----
 Fund

CONVERSION OF CLASS B SHARES. Class B shares will automatically convert to Class A shares of the Fund eight years after the calendar month in which the purchase order for Class B shares was accepted, on the basis of the relative net asset values of the two classes and subject to the following terms: Class B shares acquired through the reinvestment of dividends and distributions ("reinvested Class B shares") will be converted to Class A shares on a pro-rata basis only when Class B shares not acquired through reinvestment of dividends or distributions ("purchased Class B shares") are converted. The portion of reinvested Class B shares to be converted will be determined by the ratio that the purchased Class B shares eligible for conversion bear to the total amount of purchased Class B shares in the shareholder's account. For the purposes of calculating the holding period, Class B shares will be deemed to have been issued on the date on which the issuance of Class B shares occurred. This conversion to Class A shares will relieve Class B shares that have been outstanding for at least eight years ( a period of time sufficient for the distributor to have been compensated for distribution expenses related to such Class B shares) from the higher ongoing distribution fee paid by Class B shares. Only Class B shares have this conversion feature. Conversion of Class B shares to Class A shares is contingent on a determination that such conversion does not constitute a taxable event for the shareholder under the Internal Revenue Code. If such determination is no longer available, conversion of Class B shares to Class A shares would have to be suspended, and Class B shares would continue to be subject to the Class B distribution fee until redeemed. The Fund intends voluntarily to allow existing Class B shares to have the conversion privilege permitting holders of existing Class B shares to convert to Class A shares as described above.

CLASS C SHARES PURCHASES. Purchases of Class C shares will be processed at net asset value next determined after receipt of your purchase order for less than $1,000,000. Class C shares are not subject to an initial sales charge but may be subject to a CDSC upon redemption.

   If Class C shares are redeemed within one year after the end of the calendar month in which a purchase order for Class C shares was accepted, a CDSC of 1.00% is imposed on the lesser of (1) the net asset value of such shares at the time of purchase or (2) the net asset value of such shares at the time of redemption. The CDSC will be deducted from the redemption proceeds otherwise payable to the shareholder and will be retained by the distributor.


EXEMPTIONS FROM CDSC (ALL CLASSES). No CDSC will be imposed when a shareholder redeems Class A, Class B or Class C shares in the following instances: (a) shares or amounts representing increases in the value of an account above the net cost of the investment due to increases in the net asset value per share;
(b) shares acquired through reinvestment of income dividends or capital gains distributions; (c) Class A shares purchases in the amount of $1 million or more held for more than 24 months, Class B shares held for more than six years or Class C shares held for more than one year from the end of the calendar month in which the purchase order was accepted.


   The CDSC will not apply to purchases of Class A shares at net asset value described under "Waivers of Sales Charge" above and will be waived in the case of redemptions of Class A, Class B and Class C shares in connection with (i) distributions to participants or beneficiaries of plans qualified under Section 401(a) of the Code or from custodial accounts under Code Section 403(b)(7), individual retirement accounts under Code Section 408(a), deferred compensation plans under Code Section 457 and other employee benefit plans ("plans"), (ii) withdrawals under an automatic withdrawal plan where the annual withdrawal does not exceed 10% of the opening value of the account (only for Class B shares); and (iii) following the death or disability of a shareholder. If the Board determines to discontinue the waiver of the CDSC, the disclosure in the Fund's Prospectus will be appropriately revised.

                                                                         BURNHAM
                                                                          ----
                                                                          Fund

   In determining whether the Class A, Class B or Class C shares CDSC is payable, it will be assumed that shares not subject to a CDSC are redeemed first and that other shares are then redeemed in the order purchased. A shareholder will be credited with any CDSC paid in connection with the redemption of any Class A, Class B or Class C shares if within 90 days after such redemption, the proceeds are invested in the same Class of shares of the Fund.


OTHER DEALER COMPENSATION. The Distributor may provide additional non-cash compensation to dealers in connection with the sale of shares to the extent permitted by the NASD Rules of Fair Practice established from time to time which include gifts currently not exceeding $100 per year, occasional meals, tickets to entertainment events and payments or reimbursements in connection with meetings held by the Fund or a dealer for training and educational purposes.

                              Redemption of Shares

   An investor of the Fund may redeem shares on any day the Fund is open for business - normally when the NYSE is open - using the proper procedures described below. See "Net Asset Value" in the Statement of Additional Information for a listing of the days on which the NYSE will be closed.

1. THROUGH THE DISTRIBUTOR OR OTHER PARTICIPATING DEALERS. If your account has been established by the Distributor or a participating dealer, contact the Distributor or your account executive at a participating dealer who will assist you with your redemption. Requests received by your dealer prior to the Close of the NYSE and transmitted to the Transfer Agent by its close of business that day will receive that day's net asset value per share.

2. REGULAR REDEMPTION THROUGH TRANSFER AGENT. Redemption requests may be sent by mail to the Transfer Agent and will receive the net asset value of the shares being redeemed which is next determined after the request is received in "good form". "Good form" means that the request is signed in the name in which the account is registered and the signature is guaranteed by an eligible guarantee. Eligible guarantors include member firms of a national securities exchange, certain banks and saving associations and, credit unions, as defined by the Federal Deposit Insurance Act. You should verify with the Transfer Agent that the institution is an acceptable (eligible) guarantor prior to signing. The Transfer Agent reserves the right to request additional confirmation from guarantor institutions, on a case by case basis, to establish eligibility. A
GUARANTEE FROM A NOTARY PUBLIC IS NOT ACCEPTABLE. In the case of redemption requests by a corporation, trust fiduciary, executor or administrator, where the name and title of the individual(s) authorizing such redemption is not shown in the account registration, a copy of the corporate resolution or other legal documentation appointing the authorized signer and certified within the prior 60 days must accompany the redemption request. Shareholders may obtain from the Distributor, the Fund or the Transfer Agent, forms of resolutions and other documentation which have been prepared in advance to assist in your compliance with the Fund's procedures.

   If you do hold certificates for your shares, you must submit your duly endorsed certificates with an appropriate guarantee of the signature(s) on the certificates in addition to your written instructions, and in accordance with the requirements listed below.

   The Distributor does not charge for its services in connection with the redemption of Fund shares, but upon prior notice may charge for such services in the future. Other securities firms may charge their clients a fee for their services in effecting redemptions of shares of the Fund.

TERMS OF REDEMPTION. The amount of your redemption proceeds will be based on the net asset value per share next computed after the Distributor, the Fund or the Transfer Agent receives the redemption request in proper form. Payment for your redemption normally will be mailed to you, except as provided below. If you have purchased shares by check, your

BURNHAM
 ----
 Fund

redemption proceeds and any from which any applicable CDSC will have been deducted, will normally be mailed or wired the day after your redemption is processed. Your redemption proceeds may be delayed until the check used to make the purchase has cleared, which may take fifteen or more days. This potential delay can be avoided by purchasing shares with Federal funds or a certified check.

   Beneficial owners of shares held of record in the name of the Distributor or a participating dealer may only redeem their shares through that firm. The Fund is prepared to redeem its shares on any day the NYSE is open for business. However, the right of redemption may be suspended or the date of payment postponed under certain emergency or extraordinary situations, such as suspension of trading on the NYSE, or when trading in the markets the Fund normally uses is restricted or an emergency exists, as determined by the Commission, so that disposal of the Fund's assets or determination of its net asset value is not reasonably practicable, or for such other periods as the Commission by order may permit.

   If a certificate presented for redemption or a redemption request represents all shares you own except for additional shares of less than $100 value for which no certificates were issued, those additional shares will also be redeemed unless you specifically exclude them in writing when you make your redemption request.

REINSTATEMENT PRIVILEGE (CLASS A SHARES). A shareholder of Class A shares who has redeemed such shares and has not previously exercised the reinstatement privilege may reinvest any portion or all the redemption proceeds in Class A shares at net asset value, provided that such reinstatement occurs within 60 calendar days after such redemption and the account meets the minimum account size. This privilege may be modified or terminated at any time by the Fund.

   In order to obtain such privilege, the shareholder must clearly indicate by written request to the Fund that the purchase represents a reinvestment of a prior redemption of Class A shares. If a shareholder realizes a capital gain on redemption of its shares, such gain is taxable for Federal income tax purposes even though all of such proceeds are reinvested. If a shareholder incurs a capital loss on a redemption and reinvests the proceeds in the Fund, part or all of such loss may not be deductible for such purposes.

   The reinstatement privilege may be used by shareholders once, irrespective of the number of shares redeemed or repurchased, except that the privilege may be used without limit in connection with transactions for the sole purpose of transferring a shareholder's interest in the Fund to his or her Individual Retirement Account or other tax-qualified retirement plan account.

   The Fund reserves the right to redeem your account if its value is less than $500 due to redemptions. The Fund will give the shareholder 30 days' notice to increase the account value to at least $500. Redemption proceeds will be mailed.

                            Organization of the Fund

   The Fund was originally organized as a Delaware corporation in 1960; on September 7, 1989, it was reincorporated in Maryland under the name The Burnham Fund Inc.

   As permitted under Maryland corporate law, the Fund does not hold annual meetings of shareholders. There normally are no meetings of shareholders for the purpose of electing directors. At such time as less than a majority of the directors holding office has been elected by shareholders, the directors then in office will call a shareholders' meeting for the election of directors. Applicable law requires the Secretary to call a meeting of shareholders when requested in writing to do so by the holders of record of not less than 25% of the Fund's outstanding shares. In addition, the Board will call a meeting of shareholders for the purpose of voting upon the question of removal of any director or directors when requested in writing to do

                                                                         BURNHAM
                                                                          ----
                                                                          Fund

so by the record holders of not less than 10% of the Fund's outstanding shares.

   The Fund has an authorized capital of 40 million shares of common stock, par value $.10 per share, which are presently divided into four classes of shares, of which three classes are presently issued by the Fund. Except for conversion privileges or features, shares of one class are not convertible into, or exchangeable for, shares of any other class.

   Each class of shares represents an identical interest in the Fund's investment portfolio. As such, they have the same rights, privileges and preferences, except with respect to the:

(a) designation of each class, (b) effect of the respective sales charges, if any, for each class, (c) distribution fees borne by each class, (d) expenses allocable exclusively to each class, and (e) voting rights on matters exclusively affecting a single class of the Fund. When issued, the shares of each class are fully paid and nonassessable and have no preemptive, conversion or exchange rights. The shares are transferable without restriction. The Board of Directors is authorized to classify or reclassify any unissued shares of stock of the Fund and to increase or decrease the number of authorized shares of any class, without shareholder approval.

                                   Management

Under the laws of the State of Maryland, the board of directors is responsible for managing the business and affairs of the Fund. Acting pursuant to an Investment Advisory Agreement entered into with the Fund, Burnham Asset
Management Corporation (the "Adviser") serves as the investment manager of the Fund. Its principal place of business is 1325 Avenue of the Americas, 17th Floor, New York, New York 10019. The Adviser has been providing investment advisory services to the Fund since 1989.


   The Adviser provides research and statistical services and makes investment recommendations to the Fund. Together with the Distributor, the Adviser supplies a staff trained in accounting and shareholder services to aid in the Fund's administration and day-to-day operations. For the Fund's fiscal year ended December 31, 1997, the fee paid to the Adviser was paid monthly based on an annual rate of 0.625 of 1% of the Fund's average daily net asset value.


   The Adviser will assume expenses of each class of the Fund in the event that aggregate ordinary expenses incurred in any fiscal year exceed the most restrictive expense limitations imposed upon the Fund in states in which shares are then eligible for sale. Currently, the most restrictive expense limitation, which excludes certain distribution fees from operating expenses, is 2 1/2% of the first $30 million of average net assets, 2% of the next $70 million of average net assets and 1 1/2% of the remaining average net assets. The Adviser has agreed to voluntarily reimburse expenses of Class A, Class B and Class C shares in order to limit such expenses (as defined above.) The Adviser reserves the right to discontinue this policy at any time.

INVESTMENT MANAGEMENT. The Adviser utilizes an Investment Committee which is comprised of five members of the Adviser to supervise and provide investment management to the Fund. The investment management of the Fund involves four closely related activities: economic research, industry and company analysis, portfolio recommendation and investment action - the decision to buy, sell or hold securities.


Mr. Jon M. Burnham has the primary responsibility for the day-to-day management of the Fund's investment portfolio. Mr. Burnham is the President, Chief Executive Officer and Director of the Fund. He has functioned in his role as portfolio manager with the Fund since 1995. Currently, Mr. Burnham is the Chairman and Chief Executive Officer of the Adviser and Distributor. The Adviser and the Distributor are owned and/or controlled by Messrs. I.W. Burnham, II and Jon M. Burnham.

BURNHAM
 ----
 Fund

                                  Distribution

PRINCIPAL DISTRIBUTOR. Burnham Securities Inc. serves as principal distributor of shares of the Fund on a "best efforts" basis. Subject to review by the Board of Directors, the Fund executes certain purchases and sales of portfolio securities through the Distributor.


DISTRIBUTION PLAN. Each Class of shares of the Fund has adopted a Distribution Plan and Agreement (the "Plan(s)") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plans, Class A, Class B and Class C shares of the Fund are authorized to pay the Distributor a distribution fee for expenses incurred in connection with the distribution of shares of the Fund and for shareholder servicing.


   Each Plan provides that the Fund will pay the Distributor a distribution fee based on the average daily net asset value of the relevant class of the Fund's shares, as compensation in connection with the promotion, offering and sale of the shares, and related activities. The Plans are classified as "compensation plans" because the Fund will pay the distribution fees regardless of the amount of actual distribution expenses. To the extent that the distribution fees exceed the actual distribution expenses of the Distributor, any excess may be considered direct compensation to the Distributor. At any given time, the Distributor may incur expenses in distributing shares of the Fund which are in excess of the total payments made by the Fund pursuant to the Plans. Because there is no requirement under the Plans that the Distributor be reimbursed for all its expenses or any requirement that the Plans be continued from year to year, this excess amount does not constitute a liability of the Fund. For a further description of the Plans, see "Investment Management and Other Services -- Distribution Plans" in the Statement of Additional Information.


CLASS A SHARES. Class A shares of the Fund pay the Distributor a distribution fee at an annual rate of 0.25% of the average daily net asset value of Class A shares. Pursuant to the Plan for Class A shares, commencing at the end of the first calendar quarter following each sale, dealers will be paid quarterly payments equal to 0.25% per annum of the average daily net asset values of Class A shares.


CLASS B SHARES. Class B shares of the Fund pay the Distributor a distribution fee at the annual rate of 0.75% of the average daily net asset value of Class B shares. Class B shares will also pay a service fee at the annual rate of 0.25% of the average daily net asset value of Class B shares.

   Dealers will receive from the Distributor a fee equal to 5% of the gross proceeds from the sale of Class B shares at the time a sale is settled. Pursuant to the Plan for Class B shares and the related selling and service agreement, commencing at the end of the 1st calendar quarter following each sale, Dealers will be paid quarterly payments equal to 0.25% per annum of the average daily net asset value of Class B shares.

CLASS C SHARES. Class C shares of the Fund pay the Distributor a distribution fee at the annual rate of 0.75% of the average daily net asset value of Class C shares. Class C shares will also pay a service fee at the annual rate of 0.25% of the average daily net asset value of Class C shares.

   Dealers will receive from the Distributor a fee equal to 1% of the gross proceeds from the sale of Class C shares at the time a sale is settled. Pursuant to the Plan for Class C shares and the related service agreement, commencing at the end of the thirteenth (13th) month following each sale of shares, Dealers will be paid quarterly payments equal to 0.85% per annum of the average daily net asset value of Class C shares.


USE OF DISTRIBUTION AND SERVICE FEES. All or a portion of the distribution fees paid by either Class A, Class B or Class C shares of the Fund may be used by the Distributor to pay costs of printing reports and prospectuses for potential investors and all or a portion of the distribution and/or service fees may be paid to broker-dealers or others for the provision of personal continuing services to shareholders,

                                                                         BURNHAM
                                                                          ----
                                                                          Fund

including such matters as responding to shareholder inquiries concerning the status of their accounts and assistance in account maintenance reports such as change in address.


   Broker-dealers, financial planners and similar financial intermediaries that sell shares of the Fund will be compensated differently depending on the class of shares an investor chooses. In addition, the Distributor or its affiliates may, from their own resources, and without limitation, compensate their employees for sales of shares of any class.

                            Services for Shareholders

SHAREHOLDER ACCOUNTS. The Transfer Agent maintains a share account that reflects the current holdings of each shareholder. Share certificates will be issued only upon specific written requests. Each shareholder is sent a detailed confirmation for each transaction in shares of the Fund.

PAYMENT OF DIVIDENDS AND DISTRIBUTIONS BY CHECK. Unless you direct otherwise, your income dividends and capital gains distributions are automatically reinvested in additional shares of the same class at net asset value on the ex-dividend date. You may elect to receive payment of all dividends and distributions by check by contacting your account executive if your account is maintained at the Distributor, or by giving written notice to the Transfer
Agent. Commencing ten business days after the Transfer Agent receives such notice, all future dividends and distributions will be paid to you by check.


AUTOMATIC INVESTMENT PROGRAM. The Automatic Investment Program gives you the convenience of automatically investing in the Fund on a monthly or quarterly basis. There are no initial minimum requirements for shares purchased under the Automatic Investment Program. You may choose any amount of at least $50.00 for automatic investments in your Fund account from your bank account.


   Your monthly or quarterly investments will be made by electronic funds transfer from your bank account if your bank is a member of a National Automatic Clearing House Association ("NACHA"). This service is subject to the rules of the bank account, NACHA and the Fund. Presently, there is no charge for this service. The Fund may modify or terminate this service by written notice to you.

   For further details, see the application form attached to this Prospectus or call BFDS (1-(800) 462-2392) or the Distributor (1-(800) 874-FUND).

AUTOMATIC CASH WITHDRAWAL PLAN. An Automatic Cash Withdrawal Plan is available for shareholders who wish to receive a specific amount of cash either monthly or quarterly. You may subscribe to this service by contacting your account executive or by completing an Application Form, or by calling the Distributor at the telephone numbers set forth on the cover page of this Prospectus, and by depositing with the Distributor or the Transfer Agent a minimum of $5,000 in Fund shares at their current net asset value. All dividend and capital gains distributions will be reinvested.

   The Distributor, participating dealers or the Transfer Agent will make payments to you either monthly or quarterly in amounts of not less than $25. To provide funds for these payments, the Distributor or the Transfer Agent will redeem a sufficient number of your shares held in uncertificated form at the net asset value at the close of business of the NYSE on or about the 20th day of each payment month (or, if that day is not a regular business day for the NYSE, then on or about the next regular business day). A check will be mailed to you not later than three days following the date the shares are redeemed. Since withdrawal payments represent the proceeds from the sale of

BURNHAM
 ----
 Fund

Fund shares, the amount of the shareholder's investment in the Fund will be reduced to the extent that withdrawal payments exceed dividends and other distributions paid and reinvested. Any gain or loss on such sales will be subject to income tax. You may terminate the Plan at any time by written notice to the Transfer Agent or the Transfer Agent may terminate the Plan at any time upon receiving directions to that effect from the Fund. The Transfer Agent will also terminate the Plan upon receipt of evidence satisfactory to it of your death or legal incapacity.

   Upon termination of the Plan by you, the Transfer Agent, or the Fund, shares remaining unredeemed will be held in an uncertificated account in your name, and the account will continue as a dividend-reinvestment account unless and until proper instructions are received from you, your executor or guardian, or as otherwise appropriate. The Transfer Agent shall incur no liability to you for any action taken or omitted by the Transfer Agent in good faith. In the event that State Street shall cease to act as transfer agent for the Fund, you will be deemed to have appointed any successor tranfer agent as your Agent in administering the Plan.

RETIREMENT PLANS. Tax-qualified retirement plans and IRAs may invest contributions thereto in shares of the Fund. Brochures which provide further information about and include (1) tax-qualified retirement plans, their related Trust Agreement and application forms, and (2) IRAs, a contribution deposit form, and the "disclosure" statement required by Treasury regulations, are available from the Fund by calling the telephone numbers listed on the cover page of this Prospectus. You can call to request our Universal Individual Retirement Account Information Kit. The Kit includes information and forms which will enable you to establish (i) a Regular IRA, (ii) a ROTH IRA, and (iii) a Simplified Employee Pension IRA (SEP-IRA). Investors are urged to consult their own tax advisors regarding the tax consequences of participation in tax-qualified retirement plans or IRAs. Presently, the Fund does not offer Educational IRAs or Simple IRAs.

   You may purchase shares through tax-qualified retirement plans or IRAs only by sending payment with a properly completed application directly to State Street, which will provide custodian services. After receipt of payment, State Street will make all purchases.


SHAREHOLDER INQUIRIES. YOU MAY TELEPHONE 1-800-462-2392 FOR INQUIRIES CONCERNING THE FUND, INCLUDING INQUIRIES RELATING TO PURCHASING AND REDEEMING SHARES OF THE FUND, AS WELL AS INQUIRIES CONCERNING DIVIDENDS AND ACCOUNT STATEMENTS. If you prefer, you may write to State Street Bank and Trust Company, P.O. Box 8505, Boston, Massachusetts 02266-8505. Inquiries concerning management and investment policies of the Fund may be directed to Burnham Asset Management Corp., 1325 Avenue of the Americas, 17th Floor, New York, New York 10019 or by telephone at 1(800) 874-FUND.


POSSIBLE CONFLICTS OF INTEREST BETWEEN CLASSES. The Board of the Fund has determined that currently no conflict of interest exists among Class A, Class B and Class C shares of the Fund. On an ongoing basis, the Board shall monitor the Fund for the existence of any material conflicts of interest among the classes of outstanding shares. The Board shall take such action as is reasonably necessary to eliminate any such conflict that may develop.


CUSTODIAN. Investor Fiduciary Trust Company, 801 Pennsylvania, Kansas City, MO 64105.



SHAREHOLDER SERVICING AGENT. Boston Financial Data Services, Inc., 2 Heritage Drive, North Quincy, MA 02171.


TRANSFER AGENT AND DIVIDEND PAYING AGENT. State Street Bank and Trust Company, P.O. BOX 8505, Boston, MA 02266-8505.



INDEPENDENT ACCOUNTANTS. Coopers & Lybrand L.L.P., 1301 Avenue of the Americas, New York, NY 10019.

COUNSEL. Skadden, Arps, Slate, Meagher & Flom, 919 Third Avenue, New York, NY 10022.

APPLICATION TERMS.
TAX IDENTIFICATION NUMBERS. Because of certain changes to the Internal Revenue Code of 1986, as amended, the failure to provide a tax identification number by an investor will subject your account to special Federal income tax withholdings; the law will require the Fund to withhold 31% of each taxable dividend or capital gain distribution paid to you in cash or reinvested in your account and will require the Fund to withhold 31% of any redemption. The

                                                                         BURNHAM
                                                                          ----
                                                                          Fund

amount withheld is paid to the Internal Revenue Service toward the amount of Federal income taxes you owe. The Fund will not return to you an amount withheld due to your failure to provide a correct certified number. In addition, you may be subject to a $50 I.R.S. penalty. Therefore, please include your correct Social Security number or Taxpayer Identification Number on the Fund Application.

The following sets forth examples of what identification numbers to list:

TYPE OF ACCOUNT                                          TAXPAYER NUMBER
---------------                                          ---------------
Individual Account...................Social Security Number of Applicant
Joint Account.....................................Social Security Number
                                                 of Person Reporting Tax
Custodian Account for a Minor...........Social Security  Number of Minor
Corporation, Partnership, Trust,
Estate, Pension, Broker, etc. ............Taxpayer Identification Number
Nonresident Alien..........................................None Required

MISCELLANEOUS. The terms of the Application shall be construed according to the laws of the State of New York.

   The broker-dealer represented on the Fund Application must have an effective sales agreement with the Distributor signed by a principal of the firm. The broker-dealer further represents that it has informed the investor of the terms and conditions relating to the options elected.

   If the investor does not sign the Application, the broker-dealer represents that the form is completed in accordance with the investor's instructions and agrees to indemnify the Fund, its servicing agent, and the Distributor for any loss or liability resulting from acting upon such instructions.

BURNHAM
 ----
 Fund


                   Table of Contents

    Fee Table.....................................2

    Hypothetical Investment.......................2

    Financial Highlights..........................3

    The Fund......................................4

    The Fund's Investment Objectives and
      Policies....................................4

    Alternative Purchase Arrangements.............6

    Risk Factors..................................7

    Net Asset Value, Dividends, Capital Gains
      Distributions and Taxes.....................8

    Purchase of Shares............................9

    Redemption of Shares.........................15

    Organization of the Fund.....................16

    Management...................................17

    Distribution.................................18

    Services for Shareholders....................19



      Prospectus


      April 30, 1998

                                     BURNHAM
                                      ----
                                      Fund





               THE BURNHAM  FUND INC.  (the "Fund") is a  diversified,  open-end management investment company whose principal investment objective is capital appreciation, mainly long-term. Income generally will be of lesser importance.


               Burnham  Asset  Management   Corporation   (the  "Adviser"),   an
               affiliate of Burnham Securities Inc. (the "Distributor"), serves as investment adviser.


               This Statement of Additional Information, which should be kept for future reference, is not a prospectus. It should be read in conjunction with the Prospectus of the Fund, dated April 30, 1998, which can be obtained without cost by contacting the dealer through whom you purchased shares or by calling or writing the Distributor at the telephone number and address printed on this page. This Statement of Additional Information is intended to provide you with additional information regarding the activities and operations of the Fund.


               The Fund offers alternative purchase arrangements that provide investors with the option of purchasing shares (i) subject to a front-end sales charge and a Rule 12b-1 plan distribution fee ("Class A shares"); (ii) subject to a contingent deferred sales charge ("CDSC") if held for less than six years, a Rule 12b-1 plan distribution fee and a service fee ("Class B shares"); or
               (iii), subject to a CDSC if held for less than one year, a Rule 12b-1 plan distribution fee and a service fee ("Class C shares"). The Fund's multi-class distribution system is described more fully in the Prospectus under the headings "Alternative Purchase Arrangements," "Purchase of Shares - Terms of Purchase," "Redemption of Shares," and "Distribution - Distribution Plans."

               Reference is made to the Fund's investment objectives and policies set forth in the Fund's Prospectus under the heading "The Fund's Investment Objectives and Policies." The Fund's investment techniques and investment restrictions are set forth herein.


                             BURNHAM Securities Inc.
                              PRINCIPAL DISTRIBUTOR
                    1325 Avenue of the Americas, 17th Floor,
                            New York, New York 10019


               April 30, 1998

  BURNHAM
   ----
   Fund




                              Investment Techniques
   In seeking to achieve its investment objectives, the Fund may, to a limited extent, purchase listed put and call options, write "secured" listed put and "covered" listed call options, invest in foreign securities and warrants and lend its portfolio securities.

WARRANTS. The Fund may invest in warrants, subject to the limitations described below. The holder of a warrant has the right to purchase a given number of shares of a particular company at a specified price until expiration. Such investments generally can provide a greater potential for profit or loss than investment of an equivalent amount in the underlying common stock. The prices of warrants do not necessarily move parallel to the prices of the underlying securities. If the holder does not sell the warrant, he risks the loss of his entire investment if the market price of the underlying stock does not, before the expiration date, exceed the exercise price of the warrant plus the cost thereof. It should be understood that investing in warrants is a speculative activity. Warrants pay no dividends and confer no rights (other than the right to purchase the underlying stock) with respect to the assets of the corporation issuing them. The Fund may not invest more than 5% of the value of its net assets in warrants, or invest more than 2% of the value of its net assets in warrants not traded on a national securities exchange. However, these restrictions on the purchase of warrants by the Fund do not apply to warrants attached to or otherwise included in a unit with other securities.

OPTIONS. To maximize potential gains, which, however, may also result in greater losses, from a given commitment of investment dollars, the Fund may purchase listed put and call options on stocks and stock indexes and write "secured" listed put and "covered" listed call options on stocks and stock indexes up to an aggregate of 4% of the value of its net assets, subject to any further restrictions imposed by state securities regulations.

PURCHASING LISTED PUT AND CALL OPTIONS. Listed put and call options are relatively short-term contracts (generally with a life of nine months or less). By purchasing a call option, the Fund obtains the right during the term of the option to purchase or otherwise participate in the value of the underlying security or securities at a specified price. Similarly, a put option entitles the holder to sell or otherwise participate in the value of the underlying security or securities at a specified price. To achieve gains on such investments, the option must be sold before its expiration at more than its cost or exercised under advantageous conditions (as when the call price is less than current market value or the put price exceeds current market value of the underlying securities). Otherwise, the purchase of the option results in a loss.

   Put and call options on stocks and stock indexes are traded on the American Stock Exchange, Chicago Board Options Exchange, Philadelphia Stock Exchange, Pacific Stock Exchange and New York Stock Exchange ("NYSE"). The national securities exchanges on which such options are listed ordinarily will provide a market for the sale of the options owned by the Fund. In certain instances, such a market may not be available, as when the price of the security underlying a call has declined too far below the exercise price. The prices of options do not necessarily move parallel to the prices of the underlying securities. Investing in option contracts is a speculative activity and there are no dividend or interest payments on funds so invested.

WRITING LISTED PUT AND CALL OPTIONS ON STOCKS. The Fund is authorized to write "covered" listed call options on stocks; that is, options on securities the Fund holds in its portfolio or has an absolute and immediate right to acquire, without additional cash consideration, upon conversion or exchange of securities currently held in the Fund's portfolio. A call option gives the purchaser of the option the right to buy, and a writer has the obligation to sell, the underlying security at the exercise price during the option period. So long as the obligation of a writer of a call continues, he may be given an exercise notice by the broker-dealer through whom such option was sold, requiring him to deliver the underlying securities against payment of the exercise price. This obligation terminates upon (1) expiration of the option, or (2) such earlier time at which the writer effects a closing transaction through purchase of such option on an exchange. Once a writer

                                                                         BURNHAM
                                                                          ----
                                                                          Fund




has been given an exercise notice in respect of a call option, he will thereafter be unable to effect a closing purchase transaction on that option. To secure his obligation to deliver the underlying security, a writer of a call option is required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation and of the various options exchanges.

   By writing call options on its securities portfolio, the Fund may realize, through the receipt of premiums, a greater current return than would be realized on its securities alone. As a covered option writer, the Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price so long as its obligation as a writer continues, but retains the risk of loss should the price of the security decline. Unlike one who owns securities not subject to an option, the Fund, as a covered call option writer, has no control over when it might be required to sell its securities covered by the option, since it might be given an exercise notice at any time prior to the expiration of its obligation as a writer. If one of its call options expires unexercised, the Fund realizes a gain in the amount of the premium. Such a gain, of course, might be offset by a decline in the market value of the underlying security during the option period. If one of its call options is exercised, the Fund realizes a gain or loss from the sale of the underlying security. The sales proceeds are increased by the amount of the premium.

   By writing a put option on a stock, the Fund is obligated to purchase a given security at a specified price. As a put option writer, the Fund has no control over when it might be required to purchase the underlying security, since it might be given an exercise notice at any time prior to the expiration of its obligation as a writer. If a put option written by the Fund expires unexercised, the Fund realizes a gain in the amount of the premium. Put options involve the risk that the Fund will be required to purchase a security at a price above the prevailing market, although the cost to the Fund is reduced to the extent of the premium received by it, less transaction charges.

   At the time of writing put options, the Fund will establish a segregated account consisting of cash, U.S. Government securities or other appropriate high-grade debt securities equal to the exercise price, i.e., the price at which the Fund is obligated to purchase the underlying security. The Fund has undertaken, so long as its shares are registered under certain state securities regulations, to engage in the writing of put options only as an investment technique used to further the objectives and policies of the Fund, and not as a means of generating principal income.

   To the extent that a secondary market is available on the exchanges, the Fund, as an option writer, is able to liquidate its position prior to the assignment of an exercise notice by purchasing in a closing purchase transaction an option of the same series as the option previously written. Of course, the cost of such a liquidation purchase plus transaction costs may be greater than the premium received upon writing the original option.

OPTIONS ON STOCK INDEXES. The Fund may also purchase and sell put and call options on stock indexes traded on national securities exchanges. Currently, options on stock indexes are traded on the national securities exchanges listed above under "Purchasing Listed Put and Call Options." Options on stock indexes are similar to options on specific stocks except that, rather than the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

   Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, gain or loss from the purchase or writing of index options depends upon movements in the

BURNHAM
 ----
 Fund


level of stock prices in the stock market generally or, in the case of certain indexes, in an industry or segment of the market, rather than movements in the price of a particular stock. Accordingly, successful use by the Fund of stock index options will be subject to the ability of the Adviser correctly to predict movements in the direction of the stock market generally or of a particular industry or market segment.

   The Fund may write only "covered" call options and "secured" put options. A call option on a stock index is "covered" if the Fund holds a call option on the same index as the call option written where the exercise price of the call option held is equal to or less than the exercise price of the call option written, or greater than the exercise price of the call option written if the difference is maintained by the Fund in cash, Treasury bills or other high-grade short-term obligations in a segregated account. A put option on a stock index is "secured" if the Fund holds a put option on the same index as the put option written where the exercise price of the put option held is equal to or greater than the exercise price of the put option written, or less than the exercise price of the put option written if the difference is similarly maintained by the Fund in a segregated account.


REPURCHASE AGREEMENTS. The Fund may enter into "repurchase agreements" with State Street Bank and Trust Company (the "Custodian"). Repurchase agreements are agreements pursuant to which securities are acquired by the Fund from a third party with the understanding that the securities will be repurchased by the seller at a fixed price on an agreed date. Repurchase agreements permit the Fund to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer term nature. The use of repurchase agreements involves certain risks. For example, in the event a seller of securities under a repurchase agreement defaults on its repurchase obligation, the Fund might suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If the seller becomes the subject of bankruptcy proceedings, the Fund might be delayed or incur additional costs in selling the collateral. To minimize these risks, the Fund requires continual maintenance of collateral with the Custodian in an amount equal to, or in excess of, the market value of the securities which are the subject of a repurchase agreement plus any accrued interest.


LENDING PORTFOLIO SECURITIES. To generate extra interest income, the Fund may lend portfolio securities to a limited extent. Such loans entitle the Fund to cash collateral, and the extra cash thus obtained may be invested in short-term, interest-bearing securities. The Fund may make such loans only to brokers or dealers who are members of the NYSE, or who have net capital, under the rules and regulations applicable to such broker or dealer, of at least $10,000,000. Such loans will not be made against less than 100% cash collateral, and the borrower will be required to maintain the collateral at 100% of the market value (marked-to-market daily) of the securities on loan. No such loan will be made which would cause the aggregate market value of all securities loaned by the Fund to exceed 15% of the value of the Fund's total assets. Loans will be made only if: (1) the Fund retains the right to obtain any dividend, interest or other distribution benefits on the securities and any increase in their market value; and (2) the Fund is able to terminate the loan at any time (such right of termination will be exercised, among other things, to obtain the return of the securities on loan for the purpose of voting on any matters considered material by the Fund's management). To date, the Fund has never made loans of its portfolio securities.

   MEDIUM TO LOWER RATED CORPORATE DEBT SECURITIES. The Fund may invest in securities that are rated in the medium to lowest rating categories by Standard & Poor's Corporation ("S&P") and Moody's Investor Services Inc. ("Moody's") some of which may be so-called "junk bonds". The Fund has historically invested in securities of distressed issuers when the intrinsic values of such securities have, in the opinion of the Adviser, warranted such investment. Corporate debt securities rated Baa are regarded by Moody's as being neither highly protected nor poorly secured. Interest payments and principal security appears adequate to Moody's for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such securities are regarded by Moody's as lacking

                                                                         BURNHAM
                                                                           ----
                                                                           Fund


outstanding investment characteristics and having speculative characteristics. Corporate debt securities rated BBB are regarded by S&P as having adequate capacity to pay interest and repay principal. Such securities are regarded by S&P as normally exhibiting adequate protection parameters, although adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for securities in this rating category than in higher rated categories.

   Corporate debt securities which are rated B are regarded by Moody's as generally lacking characteristics of the desirable investment. In Moody's view, assurance of interest and principal payments or of maintenance of other terms of the security over any long period of time may be small. Corporate debt securities rated BB, B, CCC, CC and C are regarded by S&P on balance as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. In S&P's view, although such securities likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. BB and B are regarded by S&P as indicating the two lowest degrees of speculation in this group of ratings. Securities rated D by S&P or C by Moody's are in default and are not currently performing. The Fund will rely on the Adviser's judgment, analysis and experience in evaluating such debt securities. In this evaluation, the Adviser will take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters as well as the price of the security. The Adviser may also consider, although it does not rely primarily on, the credit ratings of Moody's and S&P in evaluating lower rated corporate debt securities. Such ratings evaluate only the safety of principal and interest payments, not market value risk. Additionally, because the creditworthiness of an issuer may change more rapidly than is able to be timely reflected in changes in credit ratings, the Adviser monitors the issuers of corporate debt securities held in the Fund's portfolio. The credit rating assigned to a security is a factor considered by the Adviser in selecting a security for the Fund, but the intrinsic value in light of market conditions and the Adviser's analysis of the fundamental values underlying the issuer are of at least equal significance. Because of the nature of medium and lower rated corporate debt securities, achievement by the Fund of its investment objective when investing in such securities is dependent on the credit analysis of the Adviser. If the Fund purchased primarily higher rated debt securities such risks would be substantially reduced.

   A general economic downturn or a significant increase in interest rates could severely disrupt the market for medium and lower grade corporate debt securities and adversely affect the market value of such securities. Securities in default are relatively unaffected by such events or by changes in prevailing interest rates. In addition, in such circumstances, the ability of issuers of medium and lower grade corporate debt securities to repay principal and to pay interest, to meet projected business goals and to obtain additional financing may be adversely affected. Such consequences could lead to an increased incidence of default for such securities and adversely affect the value of the corporate debt securities in the Fund's portfolio. The secondary market prices of medium and lower grade corporate debt securities are less sensitive to changes in interest rates than are higher rated debt securities, but are more sensitive to adverse economic changes or individual corporate developments. Adverse publicity and investor perceptions, whether or not based on rational analysis, may also affect the value and liquidity of medium and lower grade corporate debt securities, although such factors also present investment opportunities when prices fall below intrinsic values. Yields on debt securities in the Fund's portfolio that are interest rate sensitive can be expected to fluctuate over time. In addition, periods of economic uncertainty and changes in interest rates can be expected to result in increased volatility or market price of any medium or lower grade corporate debt securities in the Fund's portfolio and thus could have an effect on the net asset value of the Fund if other types of securities did not show offsetting changes in value. The secondary market value of corporate debt securities structured as zero coupon

BURNHAM
 ----
 Fund


securities or payment in kind securities may be more volatile in response to changes in interest rates than debt securities which pay interest periodically in cash. Because such securities do not pay current interest, but rather, income is accreted, to the extent that the Fund does not have available cash to meet distribution requirements with respect to such income, it could be required to dispose of portfolio securities that it otherwise would not. Such disposition could be at a disadvantageous price. Failure to satisfy distribution requirements could result in the Fund failing to qualify as a pass-through entity under the Internal Revenue Code of 1986, as amended (the "Code"). Investment in such securities also involves certain other tax considerations.

   The Adviser values the Fund's investments pursuant to guidelines adopted and periodically reviewed by the Board of Directors. See "Net Asset Value, Dividends, Capital Gains Distributions and Taxes" in the Prospectus. To the extent that there is no established retail market for some of the medium or low grade corporate debt securities in which the Fund may invest, there may be thin or no trading in such securities and the ability of the Adviser to accurately value such securities may be adversely affected. Further, it may be more difficult for the Fund to sell such securities in a timely manner and at their stated value than would be the case for securities for which an established retail market does exist. During periods of reduced market liquidity and in the absence of readily available market quotations for medium and lower grade corporate debt securities held in the Fund's portfolio, the responsibility of the Adviser to value the Fund's securities becomes more difficult and the Adviser's judgment may play a greater role in the valuation of the Fund's securities due to a reduced availability of reliable objective data. To the extent that the Fund purchases illiquid corporate debt securities which are restricted as to resale, the Fund may incur additional risks and costs. Illiquid and restricted securities may be particularly difficult to value and disposition may require greater effort and expense than more liquid securities. Further, the Fund may be required to incur costs in connection with the registration of restricted securities in order to dispose of such securities, although under Rule 144A under the Securities Act of 1933 certain securities may be determined to be liquid pursuant to procedures adopted by the Fund's Board of Directors under applicable guidelines.

                             Investment Restrictions

   The Fund has adopted certain fundamental investment restrictions, under which the Fund may not:

   1. Borrow money, except from banks as a temporary measure for extraordinary or emergency purposes, and then not in an amount in excess of 10% of the value of the Fund's total assets, inclusive of the amount borrowed. The Fund has not borrowed money and does not currently intend to borrow money to an extent exceeding 5% of its total assets. If the value of the Fund's assets (including the amount borrowed), less its liabilities not including any borrowing, becomes at any time less than 300% of the amount of any outstanding bank debt, the Fund, within three business days, will reduce its bank debt to the extent necessary to meet the required 300% asset coverage. Such a reduction is required by the provisions of the Investment Company Act of 1940, as amended (the "1940 Act"). This may require sales at a time when it is disadvantageous to do so. The amount of any borrowing will be limited by any applicable margin limitations imposed by Federal Reserve Board regulations.

   2. Engage in short sales, other than short sales "against the box". Short sales occur "against the box" when the Fund contemporaneously owns the underlying securities or securities substantially identical to, or convertible into, securities equivalent in kind and amount to those sold short.

   3. Make loans of money to other persons, except that this restriction shall not prohibit (a) the purchase of a portion of an issue of publicly distributed debt securities, (b) the loan of portfolio securities and (c) the entry into repurchase agreements or the sale of securities coupled with a simultaneous agreement to repurchase them from the buyer. Under current interpretations of the staff of the Securities and Exchange Commission (the "Commission"), and subject to changes in such

                                                                         BURNHAM
                                                                           ----
                                                                           Fund


interpretations, the Fund may enter into such repurchase or resale agreements having a duration of more than seven days only to an extent which, when added to all other illiquid assets, would not exceed 10% of the Fund's total assets. Other than the purchase of publicly distributed debt securities, the Fund has not engaged in such investments or entered into repurchase or resale agreements having a duration of more than seven days and does not currently intend to do so.

   4. Issue any senior securities, except insofar as bank borrowings might be considered as the issuance of senior securities.

   5. Invest in companies for the purpose of exercising control or management of such companies.

   6. Invest in the securities of other investment companies, unless acquired in connection with a plan of reorganization.

   7. Invest in the securities of any issuer if, at the time of the Fund's purchase or holding thereof, any of the officers or directors of the Fund or of the Adviser owns beneficially more than 1/2 of 1%, and such officers and directors owning more than 1/2 of 1% together own beneficially more than 5%, of the issuer's securities.

   8. Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions. For purposes of this restriction, the making of margin deposits in connection with transactions in options is not deemed to be a purchase of securities on margin.

   9. Purchase and sell limited partnership interests, real estate, commodities or commodity contracts except in connection with a merger, consolidation or reorganization of a corporation or other organization in which the Fund has an investment, or in satisfaction of a debt. Any limited partnership interests, real estate, commodities or commodity contracts so acquired will be disposed of as soon as reasonably practicable consistent with the best interests of the Fund's shareholders.

   10. Write or purchase options or warrants or lend portfolio securities in excess of the limitations specified, respectively, under "Warrants," "Options" and "Lending Portfolio Securities," above.

   11. Pledge, mortgage or hypothecate its assets, except when necessary to secure borrowings of money, but then not in an amount in excess of 15% of the value of the Fund's net assets. However, the Fund's Board of Directors (the "Board" or the "Board of Directors") currently has a policy, which is subject to change without shareholder approval, not to pledge, mortgage or hypothecate its assets in excess of 10% of its net assets at market value. The Fund does not currently intend to pledge its assets. For purposes of this restriction, collateral or escrow arrangements with respect to the writing of options are not deemed to be pledges of assets.

   12. Underwrite the securities of other issuers, or acquire restricted securities which the Fund may not be free to sell to the public without registration of the securities under the Securities Act of 1933, as amended (the "1933 Act"), if such acquisition would cause the Fund to have more than 10% of the value of its total assets invested in such securities. It shall be a condition of any such investment that the issuer of the securities purchased by the Fund will, upon specified circumstances, file a registration statement relating to the securities and the seller or issuer will pay the cost of such registration statement. However, at the present time, the Board of Directors has a policy which is subject to change at any time without shareholder approval which limits such investments to 5% of the value of the Fund's net assets.

   13. Invest more than 5% of the value of its total assets in the equity securities of any one issuer.

   14. Invest in more than 10% of the outstanding voting securities of any one issuer or in more than 10% of any class of securities of any one issuer (except government obligations).

   15. Invest more than 5% of the value of its total assets in securities of companies which (with their predecessors) have not had at least three years of continuous operations. The Board of Directors has adopted a policy which is subject to change at any time,

BURNHAM
 ----
 Fund


that this restriction includes equity securities which, at the time of purchase, the Fund believes will not be resalable within a reasonable period of time at prices reasonably related to the market for such securities.

   In addition to the restrictions listed above, it is the policy of the Board of Directors (subject to change without shareholder approval) not to invest in interests in oil, gas or other mineral exploration or development programs.

   Except with respect to the 300% asset coverage required in the case of borrowing, whenever any investment restriction states a maximum percentage of the Fund's assets which may be invested in any security or other property, it is intended that such maximum percentage limitations shall be determined at the time of the acquisition of such security or property and shall not be violated by subsequent increases in the value thereof relative to other assets held by the Fund.

   The Fund's fundamental investment restrictions may be changed only by the approval of the holders of a majority of the Fund's outstanding voting securities (defined in the 1940 Act as the lesser of: (1) 67% or more of the Fund's voting securities present at a meeting if the holders of more than 50% of the Fund's outstanding voting securities are present or represented by proxy, or
(2) more than 50% of the Fund's outstanding voting securities). As indicated above, certain restrictions are not fundamental and are subject to change by the Board of Directors without shareholder approval.

                        Purchase and Redemption of Shares

   Reference is made to the materials in the Prospectus under the headings "Purchase of Shares" and "Redemption of Shares," which describe the methods of purchase and redemption of shares and discuss the calculation of the Offering Price, for shares of the respective classes. The Fund receives the full net asset value per share and the Distributor receives any initial sales charge or CDSC. The Distributor may reallow a portion of any initial sales charge to dealers, as set forth under "Purchase of Shares -- Initial Sales Charges (Class A Shares)" in the Prospectus.

   The redemption price of the Fund's shares may, under certain circumstances, be paid in whole or in part in portfolio securities if deemed advisable by the Board of Directors. Any securities thus paid to the shareholder would be valued as described under "Net Asset Value, Dividends, Capital Gains Distributions and Taxes." The subsequent sale of such securities of the shareholder may require payment of a brokerage commission.


REINVESTMENT PRIVILEGE (CLASS B & CLASS C SHARES). A shareholder who has made a partial or complete redemption of Class B or Class C shares may reinvest all or part of the redemption proceeds and receive a pro rata credit towards the purchase of Class B or Class C shares of the amount of any CDSC paid, provided such reinvestment is made within 30 days after the redemption. Such reinvestment will be made at the net asset value next determined after receipt of the reinvestment order.


   This privilege may be exercised only once by a shareholder. If the shareholder has realized a gain on the redemption, the transaction is taxable and reinvestment will not alter any capital gains tax payable. If there has been a loss on the redemption, some or all of the loss may not be allowed as a tax deduction depending on the amount reinvested.

   For purposes of determining the amount of CDSC payable on any subsequent redemptions, the purchase payment made through exercise of the reinvestment privilege will be deemed to have been made at the time of the initial purchase (rather than at the time the reinvestment was effected).

                    Net Asset Value, Dividends, Capital Gains
                             Distributions and Taxes

   The following supplements the material in the Prospectus under the same heading.

NET ASSET VALUE. As described in the Prospectus, the net asset value of shares of each class of the Fund is computed once daily as of the close of trading on the NYSE Monday through Friday (excluding days on which the NYSE is closed). The NYSE is closed on the following holidays:

                                                                         BURNHAM
                                                                           ----
                                                                           Fund




New Year's Day, Martin Luther King's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.



   Determination of the Fund's total assets is made in accordance with generally accepted accounting principles, ordinarily valuing each listed security in the Fund's portfolio at its last sale price on the day of valuation on the principal exchange on which it is traded, or if there was no sale on such day, at the mean of the last reported bid and asked prices (rounded down to the lower eighth). Each security traded in the over-the-counter market (including securities listed on exchanges the primary market for which is believed to be over-the-counter) is valued at the mean of the last reported bid and asked prices (rounded down to the lower eighth). When the Fund sells short against a security which it has a right to acquire, it will value its liability at the asked price for that security. Investments for which market quotations are not readily available and investments which the Fund might not be able to sell without registration of the securities under the 1933 Act are valued on the basis of fair value as determined in good faith by the Board of Directors. Securities primarily traded as a unit will be valued at the unit price. Short-term money market instruments which have a maturity of more than 60 days are valued at prices based on market quotations for securities of similar type, yield and maturity. Short-term money market instruments which have a maturity of 60 days or less are valued at amortized cost which approximates value.

TAX STATUS. The Fund intends to pay dividends representing its realized income and gains within certain time periods specified in the Code. By doing so and by meeting certain requirements including diversification of assets, the Fund intends to qualify as a regulated investment company under Subchapter M of the Code. Since the Fund will distribute annually its investment company taxable income, net capital gains, and capital gains net income, it will not be subject to income or excise taxes otherwise applicable to undistributed income of a regulated investment company. If the Fund were to fail to distribute all its income and gains in a timely manner, it would be subject to income tax and, in certain circumstances, a 4% excise tax.

TAXATION OF SHAREHOLDERS. Dividends from net investment income and distributions from short-term capital gains are taxable to shareholders as ordinary income whether such dividends are paid in cash or in additional shares of the Fund. Distributions from net long-term capital gains are taxable to shareholders as long-term capital gains regardless of the length of time the shares in respect of which such distributions are received have been held.

   Distributions reflecting the Fund's qualifying dividend income from domestic corporations will generally qualify for the 70% dividends received deduction available to corporate shareholders if the Fund does not sell the underlying stock before satisfying a 46-day holding period requirement (91 days for certain preferred stock) and the shareholder holds the Fund shares for at least 46 days. For this purpose, the holding period is reduced for periods during which the Fund reduces its risk of loss from holding the stock (e.g., by entering into options contracts).

   Individuals and other non-exempt payees will be subject to a 31% backup Federal withholding tax on dividends and other distributions from the Fund, as well as on the proceeds of redemptions of Fund shares, if the Fund is not provided with the shareholder's correct taxpayer identification number and certification that the shareholder is not subject to such backup withholding, or if the Internal Revenue Service notifies the Fund that the shareholder has failed to report properly interest or dividends. For most individuals, the taxpayer identification number is the taxpayer's social security number.

TAX TREATMENT OF CERTAIN TRANSACTIONS. In general, if the Fund enters into combinations of investment positions by virtue of which its risk of loss from holding an investment position is reduced on account of one (or more) other positions, losses or deductions realized on one position may be deferred to the extent of any unrecognized gain on another position and long-term capital gains or short-term capital losses may be

BURNHAM
 ----
 Fund


recharacterized,   respectively,  as  short-term  gains  and  long-term  losses.
Investments in foreign currency denominated instruments or securities may generate, in whole or in part, ordinary income or loss.

   The Federal income tax treatment of gains and losses realized from options transactions entered into by the Fund will be as follows: Gain or loss from a closing transaction with respect to options sold by the Fund, or gain from the lapse of any such option, will be treated as short-term capital gain or loss; gain or loss from the sale or exchange of put or call options that the Fund purchases, and loss attributable to the lapse of such options, will be treated as capital gain or loss. (The capital gain or loss will be long or short-term depending upon whether or not the affected option has been held for more than one year.) For this purpose, an unexercised option will be deemed to have been sold on the date it expired.

   Any listed stock index option held by the Fund at the close of its taxable year will be treated as sold for its fair market value on the last business day of such taxable year. Sixty percent of any gain or loss with respect to such deemed sales, as well as the gain or loss from the termination during the taxable year of the Fund's obligation (or rights) with respect to such options by offsetting, by exercise or being exercised, by assignment or being assigned, by lapse, or otherwise, will be treated as long-term capital gain or loss and the remaining forty percent will be treated as short-term capital gain or loss.

   In addition to the Federal income tax consequences described above relating to an investment in the Fund, there may be other Federal, state, local or foreign tax considerations that depend upon the circumstances of each particular investor. Prospective shareholders are therefore urged to consult their tax advisors with respect to the effects of this investment on their specific situations.

                    Investment Management and Other Services

THE INVESTMENT ADVISER. The Fund's investment adviser is Burnham Asset Management Corporation, an affiliate of Burnham Securities Inc., the Fund's principal distributor. Its address is 1325 Avenue of the Americas, New York, New York 10019.



FUND OPERATIONS AND ADMINISTRATION. Subject to the supervision of the Board of Directors, the Fund's administration and day-to-day operations are run by a staff, trained in accounting and shareholder services, which is provided by the Adviser and the Distributor, with compensation as established by the Investment Advisory Contract (as defined below) between the Fund and the Adviser. Such personnel are responsible for all internal accounting services, as well as the overall review of the administrative services, including but not limited to bookkeeping, pricing of Fund securities, pricing sales and redemptions of the Fund's shares, communication with shareholders, responding to shareholder and broker inquiries, maintenance of records, coordination of portfolio activities, preparation of shareholder reporting and regulatory requirements (including quarterly reports, annual reports, proxy material, prospectuses and transmission of information for newspaper and statistical services) and periodic reports and portfolio analysis for the Board and the Adviser.



   The Investment Advisory Contract between the Fund and the Adviser (the "Investment Advisory Contract") requires the Adviser to furnish research and statistical services, advice, reports and recommendations for the Fund's portfolio. The Adviser also acts as the Fund's financial agent, and furnishes the Fund with office space, other facilities and administrative and clerical services and personnel as indicated above.

   The Investment Advisory Contract requires that the Adviser give equitable treatment to the Fund under the circumstances in supplying information, recommendations and other services, but provides that the Adviser is not required to give the Fund preferential treatment as compared with the treatment given any other client.

   For its services, the Adviser receives a monthly fee at an annual rate of 5/8 of 1% of the Fund's average daily net asset values. The advisory fee voluntarily will be reduced (but not below zero), if necessary, to comply with certain state securities regulations which currently

                                                                         BURNHAM
                                                                           ----
                                                                           Fund



limit the annual expenses of the Fund, including the advisory fee but excluding taxes, brokerage, interest and certain distribution, custodial and extraordinary expenses to 2.5% of the first $30,000,000 of the Fund's average net assets, 2% of the next $70,000,000 and 1.5% of the remaining average net assets. For the year ended December 31, 1997, the Fund incurred investment advisory fees in the amount of $811,886. The Fund's expenses did not exceed the expense limitation. During the year ended December 31, 1996, the Fund paid investment advisory fees in the amount of $711,676. During the year ended December 31, 1995, the Fund paid investment advisory fees in the amount of $658,253. The Adviser has voluntarily agreed to reimburse expenses of the Class B and Class C shares in order to limit expenses to an annual rate of 2.3% and 2.3%, respectively. Accordingly for the year ended December 31, 1997, the Adviser has reimbursed the and Class C shares $386. The Adviser reserves the right to discontinue this policy at any time.



   Under the Investment Advisory Contract, the Fund pays all of its own expenses other than such as are the responsibility of the Adviser (including office space and compensation of directors, officers and employees who are affiliated with the Adviser or the Distributor). Expenses payable by the Fund include, but are not limited to, the following: the fees of directors who are not affiliated with the Adviser or the Distributor, the fees of its custodian, transfer agent, independent accountants and legal counsel; franchise, income and similar taxes imposed on the Fund as a corporation; expenses of preparing, printing and mailing shareholder communications; and other expenses of operating the Fund as a corporation.



   The Investment Advisory Contract was initially approved by the shareholders on August 9, 1989, and by the Board of Directors on June 7, 1989, and will continue in effect until terminated if approved annually by a majority of the Board, including a majority of the directors who are not "interested persons" (as defined in the 1940 Act) of the Adviser, or of the Fund, by votes cast in person at a meeting called for the purpose of voting on such approval. The Board of Directors last approved the Investment Advisory Contract on June , 1997. On 60 days' written notice, the Investment Advisory Contract is terminable by either party thereto, and, in the case of the Fund, by the Board or by the vote of the holders of a majority of the Fund's outstanding voting securities, as defined previously. The Investment Advisory Contract will terminate automatically in the event of any assignment.



   The Investment Advisory Contract provides that the Adviser shall be liable for willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations under the contract and provides that the Adviser, subject to the foregoing, shall not be liable for any action taken or omitted on advice of counsel obtained in good faith, provided such counsel is satisfactory to the Fund.

DISTRIBUTOR. Under the Distribution Contract between the Fund and the Distributor, as amended (the "Distribution Contract"), the Distributor acts as the principal distributor of the Fund's shares. The initial sales charges and CDSCs received by the Distributor are described in the Prospectus under "Purchase of Shares" and "Redemption of Shares". The Distributor also is compensated under the Rule 12b-1 distribution plans as described in the Prospectus under "Distribution -- Distribution Plan", and as described more fully below.

DISTRIBUTION PLANS. The Fund has adopted a distribution plan for each of the Class A shares, Class B shares and Class C shares of the Fund (a "Plan") in accordance with Rule 12b-1 under the Act, to compensate the Distributor for the services it provides and for the expenses it bears under the Distribution Contract.

   A report of the amounts so expended must be made to the Board and reviewed by the Board at least quarterly. In addition, each Plan provides that it may not be amended to increase materially the costs which the Fund may bear for distribution pursuant to the Plan without shareholder approval and that other material amendments to the Plan must be approved by a majority of the Board, including a majority of the Board who are neither "interested persons" of the Fund (as defined in the Act) nor have any direct or indirect financial interest in the operation of the Plan (the "Qualified Directors"),

BURNHAM
 ----
 Fund


by vote cast in person at a meeting called for the purpose of considering such amendments.

   Each Plan is subject to annual approval by a majority of the Board, including a majority of the Qualified Directors, by vote cast in person at a meeting called for the purpose of voting on the Plan. Each Plan is terminable at any time by vote of a majority of the Qualified Directors or by vote of a majority of the shares of the applicable class. Pursuant to each Plan, any new directors who are not "interested persons" must be nominated by existing directors who are not "interested persons." Each Plan will continue from year to year, provided that such continuance is approved annually by a vote of the Board in the manner described above.

   If a Plan is terminated (or not renewed) with respect to any one or more classes, another Plan may continue in effect with respect to any class as to which it has not been terminated (or has been renewed).

   Because amounts paid pursuant to a Plan are paid to the Distributor, the Distributor and its officers, directors and employees may be deemed to have a direct or indirect financial interest in the operation of the Plan. None of the Fund's directors who is not an interested person of the Fund has a direct or indirect financial interest in the operation of any Plan.

   Benefits from the Plans may accrue to the Fund and its shareholders from the growth in assets due to increased sales of shares to the public pursuant to the Plans. Increases in net assets from sales pursuant to the Plans may benefit shareholders by reducing per share expenses, permitting increased investment flexibility and diversification of assets, and facilitating economies of scale (e.g., block purchases) in securities transactions.



   The Plans for Class A, Class B and Class C shares were most recently approved as adopted by the Board, including a majority of the Qualified Directors, at a meeting of the Board held on June 26, 1997. Prior to approving the adoption of the Plans, the Board requested and received from the Distributor all the information which it deemed necessary to arrive at an informed determination as to whether the Plans should be adopted. In making its determination to adopt the Plans, the Board considered, among other factors: trends in pricing structures for funds distributed through dealer networks and determined that the ability to compensate third party broker-dealers for promoting and selling the Fund's shares would likely increase sales, enhance the Fund's ability to maintain accounts and therefore improve asset retention. The Board also concluded that third party marketing efforts under the Plans, if successful, could increase the Fund's ability to maintain a stable level of net assets, which could in turn contribute to the stability of the Fund's portfolio positions and afford greater flexibility in pursuing the Fund's investment objectives. The Board, and in particular, the Qualified Directors, recognized that they are able to monitor the nature, manner and amount of expenditures under the Plans by reviewing, on a quarterly basis, reports of the Distributor's expenditures, and that, at any time, they could terminate the Plans and thereby end all obligations of the Fund to make payments thereunder, if they deemed it appropriate under the circumstances. Based upon its review, the Board, including each of the Qualified Directors, determined that adoption of the Plans would be in the best interest of the Fund, and that there was a reasonable likelihood that adoption of the Plans would benefit the Fund and its shareholders. In the Board's quarterly review of the Plans, they will consider their continued appropriateness and the level of compensation provided therein.



   Although there is no legal obligation for the Fund to pay expenses incurred by the Distributor in excess of payments made to the Distributor under the Plans, if for any reason the Plans are terminated, the Board will consider at that time the manner in which to treat such expenses. Any cumulative expenses incurred by the Distributor but not yet recovered through distribution fees may or may not be recovered through future distribution fees. If the Distributor's actual distribution expenditures in a given year are less than Rule 12b-1 payments it receives from the Fund for that year, and no effect is given to previously accumulated distribution expenditures in excess of the Rule 12b-1 payments borne by the Distributor out of its own resources in other years,

                                                                         BURNHAM
                                                                           ----
                                                                           Fund


the difference could be viewed as "profit" to the Distributor for that year.



   Under the Distribution Contract, the Distributor bears the cost of the expenses of printing all sales literature and prospectuses required for the Distributor's purposes; however, the Distributor may apply amounts retained from sales commissions, CDSCs and distribution fees towards such expenses. The costs of printing the Fund's reports to shareholders and maintaining a current prospectus, and related accounting and legal fees, are paid by the Fund. The Distributor earned $147,149, $127,402 and $183,771 in brokerage commissions from Fund transactions and $11,564, $12,067 and $11,368 in sales commissions from the distribution of Fund shares for the years ended December 31, 1997, 1996 and 1995.



   The Distribution Contract was approved initially by the Board on June 7, 1989, was amended as of July 1, 1993, and will continue in effect from year to year if approved at least annually by the Board or by the vote of a majority of the outstanding voting securities of the Fund, as well as, in either case, by the vote of a majority of those directors who are not parties to the Distribution Contract or interested persons of either such party. The Board last approved the Distribution Contract, as amended, on June 26, 1997



   CUSTODIAN. Investors Fiduciary Trust Company, 801 Pennsylvania, Kansas City, MO 64105. Investors Fiduciary Trust Company serves as custodian of the Fund's securities and cash.



TRANSFER AGENT AND DIVIDEND PAYING AGENT. State Street Bank and Trust Company, P.O. Box 8505, Boston, Massachusetts 02266-8505. State Street serves as custodian of the Fund's securities and cash and as transfer agent and dividend paying agent for the Fund. Compensation for such services is based on schedules of charges agreed on by the Fund and State Street from time to time.



INDEPENDENT ACCOUNTANTS. Coopers & Lybrand L.L.P., 1301 Avenue of the Americas, New York, New York, has been selected as independent accountants for the Fund for its fiscal year ending December 31, 1998. In addition to reporting annually on the financial statements of the Fund, the Fund's accountants will provide assistance and consultation with respect to the preparation of certain filings of the Fund with the Commission. The selection of independent accountants is subject to annual ratification by the Board of Directors.



                       Directors and Officers of the Fund
   The overall direction and supervision of the Fund is the responsibility of the Board of Directors, which has the primary duty of seeing that the Fund's general investment policy and programs are carried out and that the Fund's portfolio is properly administered. The directors and officers of the Fund and their principal occupations during at least the past five years are:



I.W. BURNHAM, II *, Chairman and Director, 1325 Avenue of the Americas, New York, New York. Honorary Chairman of the Board of Burnham Asset Management Corporation and Burnham Securities Inc.



JON M. BURNHAM*, President, Chief Executive Officer and Director, 1325 Avenue of the Americas, New York, New York. Chairman, Chief Executive Officer and Director of Burnham Asset Management Corporation and Burnham Securities Inc. Son of I.W. Burnham, II.



CLAIRE B. BENENSON, Director, 870 United Nations Plaza, New York, New York. Consultant on Financial Conferences; Trustee of Zweig Series Trust. Trustee Euclid Market Neutral Fund. Former Trustee Simms Global Fund and former Director of Financial Conferences and Chairman, Department of Business and Financial Affairs, The New School for Social Research.



LAWRENCE N. BRANDT, Director, 2510 Rockcreek Drive, N.W., Washington, D.C. President of Lawrence N. Brandt, Inc. (Real Estate Development).






ALVIN P. GUTMAN, Director, 8350 Fisher Rd., Elkins Park, Pennsylvania. Chairman of the Board of Pressman-Gutman Co., Inc. (textile converters).

BURNHAM
 ----
 Fund



WILLIAM W. KARATZ, Director, 700 Park Avenue, New York. Senior counsel to, and formerly a partner in, the law firm of Winthrop, Stimson, Putnam & Roberts.



JOHN C. MCDONALD, Director, 49035 Avenida Fernando, La Quinta, CA. President of MBX Inc. (telecommunications).



DONALD B. ROMANS, Director, 233 East Wacker Drive, Chicago, Illinois. President of Romans and Company (Private Investors and Financial Consultants); Chairman of Merlin Corp. Trustee of Zweig Series Trust. Trustee of Euclid Market Neutral Fund.



ROBERT F. SHAPIRO, Director, 787 Seventh Avenue, New York, New York. Vice Chairman and Partner of Klingenstein, Fields & Co., Inc. President of RFS & Associates, Inc. (investment and consulting firm). Former Chairman, New Street Capital Corp.



ROBERT M. SHAVICK, Director, 601 Bayport Way, Longboat Key, Florida. Legal Consultant; Member, Panel of Arbitrators, American Arbitration Association, New York Stock Exchange, American Stock Exchange and National Association of Securities Dealers, Inc. Former Director of Florida Business Journal, Public Trustee-Pension Funds for employees of the Town of Longboat Key, Florida, Hearing Officer Sarasota Manatee Airport Authority and Mediator, Circuit and County Courts, Florida.


DAVID H. SOLMS, Director, Coventry House 7301 Coventry Avenue, Melrose Park, Pennsylvania. Retired. Former consultant to GMAC Mortgage Corporation, and former President of the Investment Adviser to GMAC Mortgage and Realty Trust.


ROBERT S. WEINBERG, Director, 265 North Union Boulevard, St. Louis, Missouri. President of R.S. Weinberg & Associates (management consultants) and former Professor of Marketing Management, John M. Olin School of Business, Washington University in St. Louis, Mo.


ROBERT J. WILBUR, Director, 5141 S.E. Brandywine Way, Stuart, Florida. Retired. Former Vice President and General Manager of the Nassau Branch of Morgan Guaranty Trust Company.



MICHAEL E. BARNA, Executive Vice President, Chief Financial Officer, Treasurer and Secretary, 1325 Avenue of the Americas, New York, New York. Executive Vice President and Assistant Secretary of Burnham Asset Management Corporation.



RONALD M. GEFFEN, Vice President, 1325 Avenue of the Americas, New York, New York. Managing Director of Burnham Asset Management Corporation and Burnham Securities Inc.


DEBRA B. HYMAN, Executive Vice President, 1325 Avenue of the Americas, New York, New York. Vice President of Burnham Asset Management Corporation and Burnham Securities Inc. Daughter of Jon M. Burnham and granddaughter of I.W. Burnham, II.


FRANK A. PASSANTINO, Vice President and Assistant Secretary, 1325 Avenue of the Americas, New York, New York. Vice President of Burnham Asset Management Corporation and Burnham Securities Inc.


LOUIS S. ROSENTHAL, Vice President, 30 South 17th Street, Philadelphia, Pennsylvania. First Vice President of Prudential Securities Inc.

                                                                         BURNHAM
                                                                           ----
                                                                           Fund

--------------------------------------------------------------------------------

* Every director who is an "interested person" of the Fund, as such term is defined in the 1940 Act, is indicated by an asterisk.



   As of December 31, 1997, the officers and directors of the Fund, as a group, owned less than 4% of the outstanding shares of the Fund.



   The officers and directors of the Fund affiliated with the Distributor or the Adviser receive no direct compensation from the Fund for their services to it. Each director of the Fund who is not so affiliated receives $3,000 per annum, plus $500 and expenses for each Board of Directors meeting attended. In addition, the Fund does not offer pension or retirement benefits to directors and officers of the Fund. During the fiscal year ended December 31, 1997, the directors of the Fund who were not so affiliated received an aggregate of $67,588 as directors' fees and expenses.








------------------------------------------------------------------------------------------------------------------------------------
    (1)                                                 (2)                   (3)                     (4)               (5)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                 Total Compensation
                                                                                                                   from Registrant
                                                     Aggregate                                     Estimated           and Fund
                                                   Compensation         Pension Retirement           Annual        Complex Paid to
   Name of Person,                             from Registrant for      Benefits Accrued as      Benefits upon       Trustees for
    Position                                        Fiscal Year        Part of Fund Expense        Retirement       Calendar Year
------------------------------------------------------------------------------------------------------------------------------------
   Claire B. Benenson, Director                       $6,000                   0                        0               $6,000
   Lawrence N. Brandt, Director                            0                                                                 0
   William W. Karatz, Director                        $5,000                   0                        0               $5,000
   John C. McDonald, Director                         $5,000                   0                        0               $5,000
   Donald B. Romans, Director                         $6,000                   0                        0               $6,000
   Robert F. Shapiro, Director                        $6,000                   0                        0               $6,000
   Robert M. Shavick, Director                        $5,000                   0                        0               $5,000
   David H. Solms, Director                           $5,000                   0                        0               $5,000
   Robert S. Weinberg, Director                       $4,500                   0                        0               $4,500
   Robert J. Wilbur, Director                         $5,000                   0                        0               $5,000





   As of April 15, 1998, to the knowledge of management, each of the following persons beneficially owned more than 5% of the outstanding shares with respect to Class B and C shares of the Fund. The percentage of ownership is noted beside the specific class of shares held in the Fund.





   THE BURNHAM FUND-CLASS B SHARES           The Burnham Fund Class C Shares




Registration Name              % of Fund Held                 Registration Name           % of Fund Held
-----------------              --------------                 -----------------           ---------------
Lewco Securities Corp.                                   Donaldson, Lufkin Jenrette
   34 Exchange Place, 4th Fl.                               Securities Corporation Inc.
   Jersey City, NJ 07302-3901       35.39%                  P.O. Box 2052
                                                            Jersey City, NJ 07303-2052       89.96%
Donaldson, Lufkin Jenrette
   Securities Corporation Inc.
   P.O. Box 2052
   Jersey City, NJ 07303-2052       16.34%




   With respect to Class A shares, no shareholder maintains a controlling interest of more than 5% of the total outstanding shares of Class A shares.



                            Services for Shareholders

   The following information supplements the material in the Prospectus under the heading "Services for Shareholders."

SHAREHOLDER ACCOUNTS. For the convenience of investors, no stock certificates ordinarily will be issued by the Fund, although stock certificates will be issued upon the written request of any shareholder. Instead, when an investor

BURNHAM
 ----
 Fund

makes his initial purchase of shares, an account will be opened for him on the books of the Fund and his shares will be held by State Street as Transfer Agent. With the initial purchase, the investor appoints State Street as his agent to receive all dividends and distributions and to reinvest them in additional full and fractional shares of the same class of shares of the Fund. The distribution or dividends is automatically reinvested, at a price equal to net asset value, in shares of the class from which the distribution was made, as of the ex-dividend date. State Street adds these shares to the shareholder's account, and sends the shareholder a transaction advice. The $250 minimum requirement for subsequent investments does not apply to reinvestments of dividends or distributions. Under the automatic investment program, dividends and distributions from shares of one class may not be reinvested in shares of any other class. Shares of one class may not be exchanged for shares of any other class.

   Shareholders who do not wish to have their dividends and distributions automatically reinvested may, at any time, notify State Street to that effect and, commencing ten business days after receipt by State Street of such notice, all future dividends and distributions will be paid to the shareholder by check.

                        Portfolio Turnover and Brokerage



PORTFOLIO TURNOVER. There are no fixed limitations regarding the Fund's portfolio turnover rate. Securities initially satisfying the basic policies and objectives of the Fund may be disposed of when they are no longer deemed to be suitable. Brokerage costs to the Fund are commensurate with the rate of portfolio activity. In computing the portfolio turnover rate, all securities, the maturities or expiration dates of which at the time of acquisition are one year or less, are excluded. Subject to this exclusion, the turnover rate is calculated by dividing (A) the lesser of purchases or sales of portfolio securities for the fiscal year by (B) the monthly average of the value of portfolio securities owned by the Fund during the fiscal year. For the years ended December 31, 1997 and 1996, the Fund's portfolio turnover rates were 59.4% and 61.5%, respectively.




PLACEMENT OF PORTFOLIO BROKERAGE. As a general matter, purchases and sales of portfolio securities of the Fund are placed by the Adviser with brokers and dealers who in its opinion will provide the Fund with the best combination of price (inclusive of brokerage commissions) and execution for its orders. However, pursuant to the Investment Advisory Contract, consideration may be given in the selection of broker-dealers to research provided and payment may be made of a fee higher than that charged by another broker-dealer which does not furnish research services or which furnishes research services deemed to be of lesser value, so long as the criteria of Section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934 Act") are met. Section 28(e) of the 1934 Act specifies that a person with investment discretion shall not be "deemed to have acted unlawfully or to have breached a fiduciary duty" solely because such person has caused the account to pay a higher commission than the lowest available under certain circumstances. To obtain the benefit of Section 28(e), the person so exercising investment discretion must make a good faith determination that the commissions paid are reasonable in relation to the value of the brokerage and research services provided viewed in terms of either that particular transaction or his overall responsibilities with respect to the accounts as to which he exercises investment discretion.

   Currently, it is not possible to determine the extent to which commissions that reflect an element of value for research services might exceed commissions that would be payable for execution services alone, nor generally can the value of research services to the Fund be measured. Research services furnished might be useful and of value to the Adviser and its affiliates in serving other clients as well as the Fund, but on the other hand any research service obtained by the Adviser or the Distributor from the placement of portfolio brokerage of other clients might be useful and of value to the Adviser in carrying out its obligation to the Fund.

   As a general matter, it is the Fund's policy to execute purchases and sales of listed portfolio securities through the Distributor only if, in the judgment of the Fund and without obligation to seek competitive bidding, the

                                                                         BURNHAM
                                                                           ----
                                                                           Fund

Distributor is qualified to obtain the best combination of price (inclusive of brokerage commissions) and execution on the particular transaction. However, under the Investment Advisory Contract, the Distributor is entitled to charge the Fund brokerage commissions and derive a profit therefrom, subject to approval of the amounts so paid by the Fund's "non-interested" directors in the course of their review of the Fund's advisory and brokerage arrangements. The Board of Directors may thus permit the payment to the Distributor of brokerage commissions which, though possibly higher than the lowest otherwise available, nevertheless result in overall payments to the Distributor and the Adviser which, together, are deemed reasonable and consistent with their fiduciary responsibilities to the Fund. The Board has adopted procedures pursuant to Rule 17e-1 under the 1940 Act, in order to ascertain that the brokerage commissions paid to the Distributor are fair and reasonable in accordance with the criteria set forth in such Rule.

   No transactions may be effected by the Fund with the Distributor acting as principal for its own account. Over-the-counter purchases and sales normally are made with principal marketmakers except where, in the opinion of management, the best executions are available elsewhere. The Distributor may act as broker for the Fund in over-the-counter trading. In executing transactions for the Fund, the Distributor treats the Fund in the same manner as any other public customer, and Fund orders are accorded priority over those received by the Distributor for its own account or for the account of any of its officers, directors or employees.

   The Fund may from time to time allocate brokerage commissions to firms other than the Distributor which furnish research and statistical information to the Adviser. The supplementary research that may be provided by such firms will be useful in varying degrees and of indeterminable value. Such research may, among other things, include advice regarding economic factors and trends, advice as to occasional transactions in specific securities, and similar information relating to securities. No formula has been established for the allocation of business to such brokers. The Distributor will not participate in the brokerage commissions allocated to these firms. Officers and directors of the Fund and of the Adviser who are also officers or directors of the Distributor receive indirect benefits from the Fund as a result of its usual and customary brokerage commissions which the Distributor may receive for acting as broker to the Fund in the purchase and sale of portfolio securities. The Investment Advisory Contract does not provide for a reduction of the advisory fee by any portion of the brokerage commissions generated by portfolio transactions of the Fund which the Distributor may receive.



   During the year ended December 31, 1997, the Fund paid total brokerage commissions of $216,771. The amount paid to the Distributor for the year ended December 31, 1997 was $147,149, which represented 67.88% of the total brokerage commissions paid.



                          Determination of Performance

   From time to time, the Fund may quote its performance in terms of "total return" in reports or other communications to shareholders, or in advertising material. Total return ("T") is calculated by finding the average compounded rate of return over the number of years in a given period ("n") that would equate a hypothetical initial investment of $1,000 ("P") to the ending redeemable value ("ERV"), according to the following formula:

                              P (1 + T)`pp'n = ERV

   In calculating the above, it is assumed that the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 payment and all recurring fees that are charged to all shareholder accounts are included.



   The average annual total return of the Class A shares of the Fund, assuming the reinvestment of dividends, for the one, five and ten year periods ended December 31, 1997, was 18.50%, 13.25% and 12.31%, respectively. The average annual returns of the Class B and Class C shares of the Fund, assuming the reinvestment of dividends for the one year periods ended December 31, 1997 and the

BURNHAM
 ----
 Fund


life of the class period (October 18, 1993 to December 31, 1997) were 19.60% and 13.47%, and 23.59% and 13.93%, respectively.




   The Fund's performance will vary from time to time depending on market conditions, the composition of its portfolio and its operating expenses. Actual results for each class of the Fund's shares will vary depending upon the level of the class' expenses. Thus, at any point in time, investment yields, current distributions or total returns may be either higher or lower than past results, and there is no assurance that any historical performance record will continue. Furthermore, with respect to Class B shares, the investment results will be reduced for any investor if a contingent deferred sales charge is imposed on the redemption of the shares. Consequently, any given performance quotation should not be considered representative of the Fund's performance for any specified period in the future.

                              Financial Statements



   The audited financial statements of the Fund for the fiscal year ended December 31, 1997 and the report of the Fund's independent accountants in connection therewith are included in the Fund's 1997 Annual Report to Shareholders. The report is incorporated by reference into this Statement of Additional Information. You can obtain a copy of the Fund's 1997 Annual Report by writing or calling the Distributor at the address or telephone numbers set forth on the cover of this Statement of Additional Information.

                                                                         BURNHAM
                                                                           ----
                                                                           Fund










                      [THIS PAGE LEFT INTENTIONALLY BLANK.]

BURNHAM
 ----
 Fund










                      [THIS PAGE LEFT INTENTIONALLY BLANK.]

                                                                         BURNHAM
                                                                           ----
                                                                           Fund


                                Table of Contents


                                                                             PAGE

-----

The Burnham Fund ..........................................................    1

Investment Techniques .....................................................    2

Investment Restrictions ...................................................    6

Purchase and Redemption of Shares .........................................    8

Net Asset Value, Dividends, Capital Gains
    Distributions and Taxes ...............................................    8

Investment Management and Other Services ..................................   10

Directors and Officers of the Fund ........................................   13

Services for Shareholders .................................................   15

Portfolio Turnover and Brokerage ..........................................   16

Determination of Performance ..............................................   17

Financial Statements ......................................................   18




      Statement of Additional
      Information



      April 30, 1998

                              THE BURNHAM FUND INC.



                         Post-Effective Amendment No. 66




                                     PART C

                                OTHER INFORMATION

Item 24.       Financial Statements and Exhibits.

        (a)    Financial Statements:



               The following report and financial statements are incorporated in Part B by reference to the Fund's Annual Report to Shareholders for the year ended December 31, 1997:



                      Report of Independent Accountants for the year ended
               December 31, 1997; Statement of Net Assets at December 31, 1997; Statement of Assets and Liabilities at December 31, 1997; Statement of Operations for the year ended December 31, 1997; Statement of Changes in Net Assets for each of the two years in the period ended December 31, 1997; Notes to Financial Statements.




        (b)    Exhibits:

                             (1)      (a)    Articles of
                                              Incorporation.

                                      (b)    Articles of Amendment, dated
                                              October 15, 1993.

                             (2)     Amended and Restated By-Laws dated
                                      April 21, 1993.

                             (4)     Specimen stock certificates for Class A
                                      shares, Class B shares and Class C shares of the Fund.

                             (5)     Investment Advisory Contract, as
                                      amended through July 1, 1993.

                             (6)      (a)    Distribution Contract, as
                                              amended through July 1, 1993.

                                      (b)    Specimen Selling and Service
                                              Agreement.

                             (8)     Custodian Contract.

                             (9)     Transfer Agency Agreement.

                            (11)     Consent of independent accountants.

                            (14)      (a)    The Burnham Fund Inc. Money
                                              Purchase Pension Plan/Profit
                                              Sharing Plan.

                                      (b)    The Burnham Fund Universal
                                              Individual Retirement Account
                                              Information Kit.

                            (15) Form of Rule 12b-1 Plans for Class A shares, Class B shares and Class C shares of the Fund.

                            (17)     Financial Data Schedule

                            (18)     Rule 18f-3 Multiple Class Plan

Item 25. Persons Controlled by or Under Common Control with the Fund.

                 To the knowledge of the Fund, it does not control, is not controlled by, and is not under common control with any other person.

Item 26.         Number of Holders of Securities.



                                                   Number of Record Holders
Title of Class                                      as of   March 31, 1998
--------------                                    ------------------------
Class  A  Shares                                                6,706
Class  B  Shares                                                   80
Class  C  Shares                                                   14




Item 27.       Indemnification.

               All officers, directors, employees and agents of the Fund will be indemnified to the fullest extent permitted by law for any liabilities of any nature whatsoever incurred in connection with the affairs of the Fund, except in cases where willful misfeasance, bad faith, gross negligence or reckless disregard of duties to the Fund is established. See Article NINTH of Registrant's Articles of Incorporation for a more complete description of matters related to indemnification. To this end, the Fund maintains an Officers' and Directors' Errors and Omissions Policy.

Item 28.       Business and Other Connections of Investment Adviser.

               Burnham Asset Management Corporation (the "Adviser"), a Delaware corporation, engages in no business other than that of investment counseling for clients, including the Registrant. The business address for the directors and officers of the Adviser is 1325 Avenue of the Americas, 17th Floor, New York, New York 10019.


               The officers and directors of the Adviser and their relationships with the Fund and with Burnham Securities Inc. (the "Distributor") are as follows:

                                Position with                Position with                Position with
Name                               Adviser                     the Fund                 the Distributor
----                     ------------------------     ------------------------     ------------------------
I.W. Burnham, II         Honorary Chairman of         Chairman                     Honorary Chairman of
                         the Board and Director       and Director                 the Board and
                                                                                   Director

Jon M. Burnham           Chairman of the Board,       President, Chief Executive   Chairman of the
                         Chief Executive Officer      Officer and Director         Board, Chief Execu-
                         and Director                                                  tive Officer and
                                                                                   Director

George Stark             Senior Vice President        None                         Senior Vice President

Debra B. Hyman           Vice President and           Executive Vice President     Vice President
                         Director

Michael E. Barna         Executive Vice President     Executive Vice President,          None
                         and Assistant Secretary      Chief Financial
                                                      Officer, Secretary
                                                      and Treasurer

Frank A. Passantino      Vice President               Vice President and           Vice President
                                                      Assistant Secretary

George Sommerfeld        Executive Vice               None                         Executive Vice
                         President and Chief                                       President and Chief
                         Operating Officer                                         Operating Officer

Ronald M. Geffen         Managing Director            Vice President               Managing Director




     The principal business employment of each officer and director is as indicated above and as indicated in Part A of this Registration Statement under "Directors and Officers of the Fund."

Item 29.  Principal Underwriters.

                (a) Burnham Securities Inc. is the principal distributor of the Registrant's shares.

                (b) The officers and directors of the Distributor who also serve the Fund are as follows:


                               Position with                       Position with
Name                            Distributor                             Fund
----                           -------------                       -------------
I.W. Burnham, II               Honorary Chairman of                Honorary Chairman of
                               the Board and                       the Board and
                               Director                            Director

Jon M. Burnham                 Chairman of the                     President, Chief
                               Board, Chief Executive              Executive Officer
                               Officer and Director                and Director

Debra B. Hyman                 Vice President                      Executive Vice
                               and Director                        President

Ronald M. Geffen               Managing Director                   Vice President

Frank A. Passantino            Vice President                      Vice President and
                                                                   Assistant Secretary



            The principal business address of all such persons is 1325 Avenue of the Americas, 17th Floor, New York, New York 10019.

               (c) No commissions or other compensation have been paid by the Fund, directly or indirectly, to any principal underwriter who is not an affiliated person of the Fund or an affiliated person of such an affiliated person during the last fiscal year.

Item 30.       Location of Accounts and Records.

               Burnham Asset Management Corporation
               1325 Avenue of the Americas, 17th Floor
               New York, New York 10019




               Investors Fiduciary Trust Company
               801 Pennsylvania
               Kansas City, MO 64105


Item 31.       Management Services.

               The Fund has not entered into any management-related service contracts not discussed in Part A or B of this Registration Statement.

Item 32.  Undertakings.

               (a) The Fund undertakes that, for as long as it does not hold annual meetings for the election of directors, the Board of Directors shall promptly call a meeting of shareholders for the purpose of voting upon the question of removal of any director or directors when requested in writing to do so by the record holders of not less than 10 percent of the outstanding shares of common stock of the Fund.
                      The Fund further undertakes not to issue shares for consideration other than cash.

               (b) The Fund undertakes to provide its Annual Report to Shareholders to each person that receives the Fund's prospectus upon request and without charge.

                                   SIGNATURES



             Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant (certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and) has duly caused this Post-Effective Amendment to be signed on its behalf by the undersigned thereunto duly authorized in the City and State of New York on the 25th day of April, 1998.



                                                   THE BURNHAM FUND INC.


                                                   By /s/ Michael E. Barna
                                                      --------------------
                                                        Michael E. Barna
                                                        Executive Vice President



             Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 66 to the Registration Statement on Form N-1A has been signed below by the following persons in the capacities and on the dates indicated:





Signature                                      Title                             Date
---------                                      -----                             ----
/s/ I.W. Burnham, II*                          Chairman                          April 25, 1998
----------------------------------------       and Director
I.W. Burnham, II

/s/ Jon M. Burnham*                            President Chief                   April 25, 1998
----------------------------------------       Executive Officer
Jon M. Burnham                                 and Director

/s/ Claire B. Benenson*                        Director                          April 25, 1998
----------------------------------------
Claire B. Benenson

/s/ Alvin P. Gutman*                           Director                          April 25, 1998
----------------------------------------
Alvin P. Gutman

/s/ William W. Karatz*                         Director                          April 25, 1998
----------------------------------------
William W. Karatz

/s/ John C. McDonald*                          Director                          April 25, 1998
----------------------------------------
John C. McDonald
--------
*        By /s/ Michael E. Barna
            ------------------------
            Michael E. Barna
            Attorney-in-fact under
            powers previously filed.


/s/ Donald B. Romans*                          Director                          April 25, 1998
Donald B. Romans

/s/ Robert F. Shapiro*                         Director                          April 25, 1998
Robert F. Shapiro

/s/ Robert M. Shavick*                         Director                          April 25, 1998
Robert M. Shavick

/s/ David H. Solms*                            Director                          April 25, 1998
David H. Solms

/s/ Robert S. Weinberg*                        Director                          April 25, 1998
Robert S. Weinberg

/s/ Robert J. Wilbur*                          Director                          April 25, 1998
Robert J. Wilbur


                          STATEMENT OF DIFFERENCES
                          ------------------------

The degree symbol shall be expressed as...............................   [d]

                                                           The Burnham Fund Inc.

                                                                File No. 2-17226




                                    EXHIBITS


                                       TO



                         POST-EFFECTIVE AMENDMENT NO. 66





                                       TO


                            REGISTRATION STATEMENT ON


                                    FORM N-lA